UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Digital Ally, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee: (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Digital Ally, Inc.

14001 Marshall Drive

Lenexa, Kansas 66215

October 28, 2022

To our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Digital Ally, Inc. (“Digital Ally” or the “Company”) to be held on Wednesday, December 7, 2022 at 11:15 a.m., ET, at our Company facility at 14001 Marshall Drive, Lenexa, Kansas 66215. Details regarding admission to the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and the Proxy Statement (“Proxy Statement”).

We have elected to take advantage of U.S. Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.

Your vote is important. I hope that you will vote as soon as possible and you may vote by proxy whether or not you expect to attend the Annual Meeting. Please review the instructions on each of your voting options described in the Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”), or if you received a printed copy of our proxy materials, the Proxy Statement and the Notice you received in the mail.

Thank you for your ongoing support of, and continued interest in, Digital Ally.

Sincerely,

/s/ Stanton E. Ross
Stanton E. Ross
President, Chief Executive Officer and
Chairman of the Board

Admission to the Annual Meeting will be limited to stockholders. Please note that an admission ticket and picture identification will be required to enter the Annual Meeting. For stockholders of record who received the E-Proxy Notice, your E-Proxy Notice is your admission ticket. For stockholders of record who received a printed copy of our proxy materials, an admission ticket is printed on the back cover of our proxy materials. If your shares are held in street name, you must request an admission ticket in advance by mailing a request, along with proof of your ownership of shares of our common stock, par value $0.01 per share (“Common Stock”), Series A Convertible Redeemable Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”) and Series B Convertible Redeemable Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), as of the record date of October 19, 2022, to Digital Ally, Inc., 14001 Marshall Drive, Lenexa, Kansas 66215, telephone (913) 814-7774, Attention: Corporate Secretary. Proof of ownership would be a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date. An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was a Digital Ally stockholder as of the record date.

Backpacks, cameras, recording equipment and other electronic recording devices will not be permitted at the Annual Meeting. Cell phones will be permitted in the meeting venue but may not be used for any purpose at any time while in the meeting venue. Digital Ally reserves the right to inspect any persons or items prior to their admission to the Annual Meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the Annual Meeting.

Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).

Table of Contents

Page
Notice of Annual Meeting of Stockholders	1
Proxy Statement for 2022 Annual Meeting of Stockholders	2
Information Concerning Solicitation and Voting	2
Stockholder List	7
Our Voting Recommendations	8
Voting Results	8
Deadline for Receipt of Rule 14a-8 Stockholder Proposals for 2023 Annual Meeting of Stockholders	8
Other Matters	8

Proposal One: Election of Directors	9
Nominees	9
Vote Required and Board Recommendation	10
Board Composition and Diversity	11
Board of Directors and Committee Meetings	11
Committees of the Board of Directors	11
Compensation Committee Interlocks and Insider Participation	12
Board of Directors’ Role in the Oversight of Risk Management	14
Board Leadership Structure	14
Stockholder Communication with the Board of Directors	15
Policy for Director Recommendations and Nominations	15
Code of Ethics and Conduct	16
Director Compensation	16

Proposal Two: To Approve the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan	18
Summary of the 2022 Stock Option and Restricted Stock Plan	18
Federal Tax Aspects	20
Vote Required and Recommendation	21

Proposal Three: Approval of Amendment to our Articles of Incorporation to Increase the Number of Authorized Shares of our Capital Stock that We May Issue from 110,000,000 Shares to 210,000,000 Shares, of Which 200,000,000 Shares Shall be Classified as Common Stock	22
Increase in Authorized Shares of Common Stock	22
Effectiveness of Additional Common Stock Authorization	22
Potential Anti-Takeover effect of the Proposed Additional Common Stock Authorization	23
Vote Required and Recommendation	23

Proposal Four: Authorization of the Board to Amend the Articles of Incorporation to Effect a Reverse Stock Split of All Outstanding Shares of Common Stock	24
Summary	24
Board Determination to Implement the Reverse Stock Split	25
Risks of the Reverse Stock Split	26
Principle Effects of the Reverse Stock Split	27
Fractional Shares	29
No Appraisal Rights	29
Certain United Sates Federal Income Tax Consequences	29
Accounting Consequences	30
Exchange of Stock Certificates	30
Book-Entry	30
Interests of Directors and Executive Officers	31
Reservation of Right to Abandon the Reverse Stock Split	31
Vote Required and Recommendation	31

Proposal Five: To Approve, on an Advisory, Non-binding Vote, the Compensation of the Named Executive Officers	32
Vote Required and Board Recommendation	32

Cautionary Note Regarding Forward Looking Statements

Certain statements in this Proxy Statement may be considered to be “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. In particular, these forward-looking statements include, among others, statements about, opportunities for and growth of our business, our plans regarding product development and enhancements, and our expectations regarding profitability. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements speak only as of the date of this Proxy Statement. We assume no obligation to, and do not necessarily intend to, update these forward-looking statements.

Digital Ally, Inc.

14001 Marshall Drive

Lenexa, Kansas 66215

(913) 814-7774

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, December 7, 2022

The 2022 Annual Meeting of the Stockholders (the “Annual Meeting”) of Digital Ally, Inc., a Nevada corporation (“Digital Ally,” the “Company,” “we,” “ours” and “us”), will be held at the corporate facility located at 14001 Marshall Drive, Lenexa, Kansas, 66215 on Wednesday, December 7, 2022 at 11:15 a.m., ET, for the following purposes:

1.	To elect four directors;

2.	To approve the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan;

3.	To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 110,000,000 shares to 210,000,000 shares, of which 200,000,000 shares shall be classified as common stock, par value $0.001 per share (the “Authorized Share Increase Proposal”);

4.	To approve a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Articles of Incorporation, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-five to one-for-twenty, with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2023, when the authority granted in this proposal to implement the Reverse Stock Split would terminate (the “Reverse Stock Split Proposal”);

5.	To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement;
6.	To ratify the appointment of RBSM LLP as our independent registered public accounting firm; and

7.	To act upon such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement (“Proxy Statement”) accompanying this notice. Only stockholders of record at the close of business on October 19, 2022, will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 15, 2022, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 29, 2022 (collectively, our “2021 Annual Report”), are being made available to stockholders on or about October 28, 2022. On or about October 28, 2022, we expect to provide a Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to you by mail, unless you previously requested for these materials to be delivered to you in paper or by email. The E-Proxy Notice includes instructions for viewing our 2021 Annual Report and the Proxy Statement online and for voting via the Internet, by telephone or by mail, along with the required Control Number (the Control Number is unique to each account). The E-Proxy Notice also includes instructions on how to request paper materials. If you requested printed versions of our proxy materials by mail, these printed proxy materials also include a proxy card for the Annual Meeting. Copies of our Notice of Annual Meeting, Proxy Statement, and 2021 Annual Report are also available at www.digitalallyinc.com.

Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).

By order of the Board of Directors

/s/ Stanton E. Ross
Stanton E. Ross
Chairman of the Board, President and Chief Executive Officer

October 28, 2022

Lenexa, Kansas

YOUR VOTE IS IMPORTANT

WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE TO ENSURE THE PRESENCE OF A QUORUM. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS ON IT AND RETURN IMMEDIATELY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY PROXY ON THE INTERNET OR BY TELEPHONE.

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DIGITAL ALLY, INC.

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Digital Ally, Inc., a Nevada corporation, (referred to in this Proxy Statement as “Digital Ally,” “we,” “our,” “us,” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board” or “Board of Directors”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, December 7, 2022 at 11:15 a.m., ET, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our corporate facility, located at 14001 Marshall Drive, Lenexa, Kansas, 66215. The telephone number at that location is (913) 814-7774. Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).

On or about October 28, 2022, we expect to mail a printed copy of our proxy materials to our stockholders who had requested them and provide the Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) to all of our other stockholders.

Who is Entitled to Vote?

Our Board of Directors has fixed the close of business on October 19, 2022 as the record date (the “Record Date”) for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 53,903,405 shares of our common stock, par value $0.001 per share (the “Common Stock”), 1,400,000 shares of Series A Convertible Redeemable Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”) and 100,000 shares of Series B Convertible Redeemable Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”) were issued and outstanding, all of which are voting stock.

Voting

Holders of Common Stock and Preferred Stock will vote on the Authorized Share Increase Proposal and the Reverse Stock Split Proposal as a single class. Only the holders of Common Stock are entitled to vote with respect to all other proposals.

Holders of Common Stock are entitled to one vote for each share of Common Stock held by them. The Series A Preferred Stock in general have no voting rights other than the right to vote on the Authorized Share Increase Proposal and the Reverse Stock Split Proposal, and holders of Series A Preferred Stock outstanding on the Record Date have a number of votes equal to the number of shares of Common Stock issuable upon conversion of each such share held by the holder (whether or not such shares are then convertible). Accordingly, as of the Record Date, each share of Series A Preferred Stock has approximately ten (10) votes on each of the Authorized Share Increase Proposal and the Reverse Stock Split Proposal, which is determined by dividing $10.00, the stated value of one share of Series A Preferred Stock, by $1.00, the conversion price. As of the Record Date, there were 1,400,000 shares of our Series A Preferred Stock issued and outstanding, convertible into an aggregate of 14,000,000 shares of Common Stock. The holders of the Series A Preferred Stock have agreed to not transfer their shares of Series A Preferred Stock until after the date on which the amendment to the Articles of Incorporation is effective to give effect to the increase in the authorized share capital as described in the Authorized Share Increase Proposal, attend the Annual Meeting, to vote all shares of Series A Preferred Stock in favor of the Authorized Share Increase Proposal and the Reverse Stock Split Proposal, and, upon request by the Company, to grant the Company or its designee an irrevocable proxy to vote all shares of Series A Preferred Stock in favor of the Authorized Share Increase Proposal and the Reverse Stock Split Proposal.

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The Series B Preferred Stock in general have no voting rights other than the right to vote on the Authorized Share Increase Proposal and the Reverse Stock Split Proposal. Each share of Series B Preferred Stock outstanding on the Record Date entitles the holder thereof to two thousand five hundred (2,500) votes on the Authorized Share Increase Proposal and the Reverse Stock Split Proposal, and if any share of Series B Preferred Stock is voted by the holder thereof with regard to the Authorized Share Increase Proposal and the Reverse Stock Split Proposal, then all shares of Series B Preferred Stock held by such holder will be voted, without further action by such holder, in the same proportion as the aggregate shares of Common Stock (excluding any shares of Common Stock that are not voted) and Series A Preferred Stock are voted on the Authorized Share Increase Proposal and the Reverse Stock Split Proposal. As of the Record Date, there were 100,000 shares of our Series B Preferred Stock issued and outstanding, convertible into an aggregate of 1,000,000 shares of Common Stock. The holders of the Series B Preferred Stock have agreed to not transfer their shares of Series B Preferred Stock until after the date on which the amendment to the Articles of Incorporation is effective to give effect to the increase in the authorized share capital as described in the Authorized share Increase Proposal, to attend the Annual Meeting, to vote all shares of Series B Preferred Stock with regard to the Authorized Share Increase Proposal and the Reverse Stock Split Proposal and in the same proportion as the aggregate shares of Common Stock (excluding any shares of Common Stock that are not voted) and Series A Preferred Stock are voted on the Authorized Share Increase Proposal and the Reverse Stock Split Proposal and, upon request by the Company, to grant the Company or its designee an irrevocable proxy to vote the shares of Series B Preferred Stock in accordance with the foregoing. As an example, if 70% of the aggregate votes cast by Common Stock and Series A Preferred Stock voting on the Reverse Stock Split Proposal are voted in favor thereof and 30% of the aggregate votes cast by Common Stock and Series A Preferred Stock voting on the Reverse Stock Split Proposal are voted against such Proposal, then 70% of the votes entitled to be cast by Series B Preferred Stock will be cast in favor of such Proposal and 30% of such votes will be cast against such Proposal.

The allocation of the voting power with respect to the Authorized Share Increase Proposal and the Reverse Stock Split Proposal is illustrated in the following table:

	Number of Shares	Number of Votes per share	Aggregate Number of Votes	Percentage of Total Voting Power
Common Stock	53.903,405	1	53,903,405	79.4%
Series A Preferred Stock(1)	1,400,000	10	14,000,000	20.6%
Series B Preferred Stock(2)	100,000	2,500	250,000,000	—

(1)

Each share of Series A Preferred Stock has approximately ten (10) votes on each of the Authorized Share Increase Proposal and the Reverse Stock Split Proposal, which is determined by dividing $10.00, the stated value of one share of Series A Preferred Stock, by $1.00, the conversion price.

(2)	Shares of Series B Preferred Stock will be voted in a manner that “mirrors” the proportions of the votes of the shares of Common Stock (excluding any shares of Common Stock that are not voted) and Series A Preferred Stock.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner?

If your shares are registered in your name with our transfer agent, Action Stock Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, we will provide these proxy materials directly to you.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be forwarded to you by that organization. As the beneficial owner, you have the right to instruct such organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

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How Do I Vote?

Whether you hold shares as a stockholder of record or as a beneficial owner, you may vote before the Annual Meeting by granting a proxy or, for shares held in street name, by submitting voting instructions to your bank, broker or nominee. Please refer to the instructions below.

Record Holder

If you are a stockholder of record who owns shares directly in your name, you may vote your shares in one of the following ways:

By telephone. You may vote your shares by calling 1-866-402-3905.
Over the Internet. Go to FCRvote.com/DGLY. You will need to have your Control Number available when you access the website. Your Control Number is on the Notice or proxy card that you received in the mail.
By mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Be sure to return your proxy card in time to be received and counted before the Annual Meeting.
During the Annual Meeting. You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy card or voting instructions, vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to virtually attend the meeting.

If you vote by telephone or via the Internet at FCRvote.com/DGLY, you must vote no later than 11:59 p.m. ET on December 6, 2022. You do not need to return a proxy card by mail. Voting electronically or by telephone is convenient, reduces the use of natural resources and saves significant postage and processing costs. Your vote is also recorded immediately and there is no risk that postal delays could cause your vote to arrive late and therefore not be counted.

Beneficial Owner (Holding Shares in Street Name)

If you are a beneficial owner who owns shares indirectly through a bank, broker or other nominee, you should follow the instructions in the Notice or voting instructions that you receive from the broker or other nominee holding your shares. The availability of telephone and Internet voting will depend on the voting process of your broker or nominee. Shares held beneficially may be voted at the Annual Meeting only if you provide a legal proxy from your broker or nominee giving you the right to vote the shares.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: election inspectors, individuals who help with processing and counting your votes and persons who need access for legal reasons. If you write comments on your proxy card, your comments will be provided to the Company, but how you vote will remain confidential.

What Constitutes a Quorum?

We must have a quorum to carry on the business of the Annual Meeting. Our Bylaws (the “Bylaws”) provide that the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Broker non-votes (see definition below) and abstentions are counted as present to determine the existence of a quorum. The broker non-votes are counted because there are routine matters presented at the Annual Meeting.

The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at the Annual Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Annual Meeting may adjourn the Annual Meeting until stockholders holding the amount of stock requisite for a quorum are present in person or by proxy.

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What is a Broker Non-Vote?

If your shares are held in “street name,” you must instruct your bank, broker or other nominee as to how to vote your shares by following the instructions that the broker or other nominee provides to you. Brokers usually offer the ability for stockholders to submit voting instructions by mail by completing a vote instruction form, by telephone or over the Internet. If you do not provide voting instructions to your bank, broker or other nominee, your shares will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote, namely, “non-routine” matters. This is called a “broker non-vote.” On the other hand, if you do not provide voting instructions to your bank, broker or other nominee, such party has the discretion to vote your shares on “routine” matters.

Which Proposals are Considered “Routine” or “Non-Routine” for Brokers or Other Nominees?

The following Proposals are “non-routine” and thus a broker discretionary vote is not allowed:

Proposal 1, “Election of Directors;”

Proposal 2, “Approve the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan;” and

Proposal 5, “Approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement”.

The following Proposals are “routine” and thus a broker discretionary vote is allowed:

Proposal 3, “Approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 110,000,000 shares to 210,000,000 shares, of which 200,000,000 shares shall be classified as Common Stock;”

Proposal 4, “Authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Articles of Incorporation, to effect a reverse stock split of our issued and outstanding Common Stock at a ratio to be determined by the Board, ranging from one-for-five to one-for-twenty, with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2023, when the authority granted in this proposal to implement the Reverse Stock Split would terminate;” and

Proposal 6, “Ratify the appointment of RBSM LLP as our independent registered public accounting firm.”

How Many Votes are Needed for Each Proposal to Pass and is Broker Discretionary Voting Allowed?

For matters at the Annual Meeting, if a quorum is present, the following votes will be required for the Proposal to pass:

	Proposal	Vote Required	Broker Discretionary Vote Allowed

1.	Election of Directors	The votes cast for a nominee’s election must exceed the votes casts against such nominee’s election.	No

2.	Approve the 2022 Stock Option and Restricted Stock Plan	The affirmative vote of the holders of a majority of the votes cast.	No

3.	Amendment to Increase Authorized Common Stock	The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock and Preferred Stock issued and outstanding as of the Record Date.	Yes

4.	Authorization of the Board to Effect a Reverse Stock Split	The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock and Preferred Stock issued and outstanding as of the Record Date.	Yes

5.	Advisory Vote on Executive Compensation	The affirmative vote of the holders of a majority of the votes cast.	No

6.	Ratify Appointment of RBSM LLP	The affirmative vote of the holders of a majority of the votes cast.	Yes

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How are Abstentions Treated?

An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but specifically indicates an abstention from voting on one or more of the proposals. If you vote by Internet or telephone, or submit a proxy card or provide proxy instructions to your broker or other nominee, and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the meeting, but will not be voted at the Annual Meeting. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions by holders of Common Stock will have no effect on any of the proposals except for the Authorized Share Increase Proposal and the Reverse Stock Split Proposal, in which case, abstentions by holders of Common Stock are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum and are counted as a vote against such proposals. Since the Series B Preferred Stock will mirror only votes cast, abstentions by holders of our Common Stock, which would ordinarily have the effect of a vote against the Additional Common Stock Authorization and/or the Reverse Stock Split, will not have any effect on the votes cast by the holders of the Series B Preferred Stock on such proposals.

What Are the Voting Procedures?

In voting by proxy on the proposals, you may vote for the proposal or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices as discussed in the section “How Do I Vote?” on page 4.

Internet Availability of Proxy Materials

We are using the “e-proxy” rules adopted by the SEC to furnish proxy materials to stockholders through a “notice only” model using the Internet. This allows us to reduce costs by delivering to stockholders an E-Proxy Notice and providing online access to the documents.

If you received an E-Proxy Notice by mail, you will not receive a printed copy of our proxy materials unless you specifically request one as set forth below. The E-Proxy Notice instructs you on how to access and review the important information contained in the Proxy Statement and our 2021 Annual Report, as well as how to submit your proxy through the Internet. On or about October 28, 2022, we expect to mail a printed copy of our proxy materials to our stockholders who had requested them and provide the E-Proxy Notice to all of our other stockholders.

This Proxy Statement, the form of proxy and voting instructions are being made available to stockholders on or about October 28, 2022, at the website address included on your E-Proxy Notice, or if you received a printed copy of the proxy materials, on your proxy card for stockholders of record for beneficial owners. If you are a stockholder of record and received the E-Proxy Notice and would still like to receive a printed copy of the proxy materials, you may request a printed copy of this Proxy Statement and the form of proxy by telephone at 1-877-777-2857, or Internet at the website address included on your E-Proxy Notice. If you are a beneficial owner and received the E-Proxy Notice and would still like to receive a printed copy of the proxy materials, you may request a printed copy of this Proxy Statement and the form of proxy based on the instructions given in the Notice.

6

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote up to and including on the day of the Annual Meeting by giving written notice to the Corporate Secretary of Digital Ally or by voting in person at the Annual Meeting. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Digital Ally, Inc., 14001 Marshall Drive, Lenexa, Kansas 66215, telephone (913) 814-7774, Attention: Corporate Secretary.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

We will pay all the expenses involved in preparing, assembling, and mailing these proxy materials and the E-Proxy Notice and all costs of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

What is “Householding” and How Does It Affect Me?

Record holders who have the same address and last name will receive only one copy of the E-Proxy Notice, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other record holders with whom you share an address receive multiple copies of the E-Proxy Notice, or if you hold Digital Ally stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Action Stock Transfer Corporation, in writing: Ms. Justeene Blankenship, Action Stock Transfer Corporation, 7069 S. Highland Dr., Suite 300, Salt Lake City, UT 84121; or by telephone: (801) 274-1088; or by facsimile: (801) 274-1099.

If you participate in householding and wish to receive a separate copy of the E-Proxy Notice, or if you do not wish to continue to participate in householding and prefer to receive separate copies in the future, please contact Action Stock Transfer Corporation as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Digital Ally stockholders with any of the proposals described above to be brought before the Annual Meeting.

Stockholder List

The stockholder list as of the Record Date will be available for examination by any stockholder at our corporate office, 14001 Marshall Drive, Lenexa, Kansas 66215, beginning November 22, 2022, which is at least ten (10) business days prior to the date of the Annual Meeting and the stockholder list will be available at the Annual Meeting.

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Our Voting Recommendations

Our Board of Directors recommends that you vote:

●	FOR the four nominees to the Board of Directors;
●	FOR the approval of the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan;
●	FOR an amendment to our Articles of Incorporation to increase the number of authorized shares of our capital stock that we may issue from 110,000,000 shares to 210,000,000 shares, of which 200,000,000 shares shall be classified as Common Stock;
●	FOR the approval of the authorization of the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Articles of Incorporation, to effect a reverse stock split of our issued and outstanding Common Stock at a ratio to be determined by the Board, ranging from one-for-five to one-for-twenty, with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2023, when the authority granted in this proposal to implement the Reverse Stock Split would terminate (the “Reverse Stock Split”);
●	FOR approval, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the accompanying proxy statement;
●	FOR ratification of the appointment of RBSM LLP as our independent registered public accounting firm; and
●	On such other matters that may properly come before the Annual Meeting in accordance with the best judgment of the individual proxies named in the proxy.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be calculated by our Inspector of Elections and published in our Current Report on Form 8-K, which will be filed with the SEC within four (4) business days of the Annual Meeting.

Deadline for Receipt of Rule 14a-8 Stockholder Proposals for 2023 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the SEC and our Bylaws. Stockholders wishing to present a proposal to be eligible for inclusion in the Proxy Statement and form of proxy relating to our 2023 annual meeting of stockholders must submit such proposal to us by June 30, 2023, which is the 120th calendar day prior to the one-year anniversary date on which this Proxy Statement is expected to be first mailed to stockholders in connection with our 2022 Annual Meeting, or, if our 2022 annual meeting of stockholders is changed by more than thirty (30) days from the anniversary date of our 2021 Annual Meeting, then a reasonable time before the Company begins to print and mail its proxy materials in connection with the 2022 annual meeting of stockholders. Any such proposals should be in compliance with our Bylaws and should be submitted to Digital Ally, Inc., 14001 Marshall Drive, Lenexa, Kansas 66215, Attention: Thomas J. Heckman, Secretary.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the Annual Meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 7, 2022:

Copies of our Notice of Annual Meeting, Proxy Statement and 2021 Annual Report are available online at www.digitalallyinc.com.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A Board of four directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all of which are presently directors of Digital Ally.

If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified. The names of the nominees and certain information about them as of the date of this Proxy Statement are set forth below:

Name of Nominee	Principal Occupation	Age	Director Since
Stanton E. Ross	Chairman, President and Chief Executive Officer	61	2005
Leroy C. Richie (1)(2)(3)	Lead Outside Director, Chairman of the Nominating and Governance Committee and Compensation Committee and attorney	81	2005
Daniel F. Hutchins (1)	Certified Public Accountant; Chairman of Audit Committee	66	2007
Michael J. Caulfield (1)(2)(3)	Investment banking-retired	67	2016

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating and Governance Committee

Stanton E. Ross has served as Chairman, President and Chief Executive Officer since September 2005. From March 1992 to June 2005, Mr. Ross was the Chairman and President of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company (“Infinity”) and served as an officer and director of each of Infinity’s subsidiaries. He resigned from all his positions with Infinity in June 2005, except Chairman, but was reappointed President in October 2006. From 1991 until March 1992, he founded and served as President of Midwest Financial, a financial services corporation involved in mergers, acquisitions, and financing for corporations in the Midwest. From 1990 to 1991, Mr. Ross was employed by Duggan Securities, Inc., an investment banking firm in Lenexa, Kansas, where he primarily worked in corporate finance. From 1989 to 1990, he was employed by Stifel, Nicolaus & Co., a member of the New York Stock Exchange, where he was an investment executive. From 1987 to 1989, Mr. Ross was self-employed as a business consultant. From 1985 to 1987, Mr. Ross was President and founder of Kansas Microwave, Inc., which developed a radar detector product. From 1981 to 1985, he was employed by Birdview Satellite Communications, Inc., which manufactured and marketed home satellite television systems, initially as a salesman and later as National Sales Manager. Mr. Ross estimates he devoted most of his time to Digital Ally and the balance to Infinity in 2020. In late 2007, Infinity sold a substantial portion of its operating assets and has not required a substantial amount of his time since such point. Mr. Ross holds no public company directorships other than with the Company and Infinity and has not held any others during the previous five years. The Company believes that Mr. Ross’s broad entrepreneurial, financial, and business expertise and his experience with micro-cap public companies and his role as President and Chief Executive Officer give him the qualifications and skills to serve as a Director.

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Leroy C. Richie has been the Lead Outside Director of Digital Ally since September 2005. He is also the Chairman of the Compensation Committee and Nominating and Governance Committee and a member of the Audit Committee. Since June 1, 1999, Mr. Richie has been a director of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company. Additionally, until 2017, Mr. Richie served as a member of the board of directors of Columbia Mutual Funds, (or mutual fund companies acquired by or merged with Columbia Mutual Funds), a family of investment companies managed by Ameriprise Financial, Inc. From 2004 to 2015, he was of counsel to the Detroit law firm of Lewis & Munday, P.C. From 2007 to 2014, Mr. Richie served as a member of the board of directors of OGE Energy Corp. He holds no other public directorships and has not held any others during the previous five years. Until 2019, Mr. Richie served as the Vice-Chairman of the Board of Trustees and Chairman of the Compensation Committee for the Henry Ford Health System, in Detroit. Mr. Richie was formerly Vice President of Chrysler Corporation and General Counsel for automotive legal affairs, where he directed all legal affairs for its automotive operations from 1986 until his retirement in 1997. Before joining Chrysler, he was an associate with the New York law firm of White & Case (1973-1978) and served as director of the New York office of the Federal Trade Commission (1978-1983). Mr. Richie received a B.A. from City College of New York, where he was valedictorian, and a J.D. from the New York University School of Law, where he was awarded an Arthur Garfield Hays Civil Liberties Fellowship. The Company believes that Mr. Richie’s extensive experience as a lawyer and as an officer or director of public companies gives him the qualifications and skills to serve as a Director.

Daniel F. Hutchins was elected a Director in December 2007. He serves as Chairman of the Audit Committee and is the Board’s financial expert. Mr. Hutchins, a Certified Public Accountant, is a Principal with the accounting firm of Hutchins & Haake, LLC and currently serves as a director and the Chief Financial Officer of Infinity Energy Resources, Inc., a publicly held oil and gas exploration and development company, of which Stanton E. Ross is the Chairman and President. Mr. Hutchins has served as an instructor for the Becker CPA exam with the Keller Graduate School of Management and has over 17 years of teaching experience preparing CPA candidates for the CPA exam. He has over 40 years of public accounting experience, including five years with Deloitte & Touche, LLP. He has served on the boards of various non-profit groups and is a member of the American Institute of Certified Public Accountants. Mr. Hutchins earned his Bachelor of Business Administration degree in Accounting at Washburn University in Topeka, Kansas. Mr. Hutchins holds no other public company directorships and has not held any others during the previous five years. The Company believes that Mr. Hutchins’ significant experience in finance and accounting gives him the qualifications and skills to serve as a Director.

Michael J. Caulfield was elected a Director in May 2016. He is a member of the Audit Committee, Compensation Committee and Nominating and Governance Committee. He served as Vice President – Strategic Development of the Company from June 1, 2009 to January 11, 2012. Mr. Caulfield was most recently (2012-2016) a Vice-Chairman at Teneo Holdings, LLC, a global advisory firm where he was responsible for the firm’s investment banking relationships with a broad range of industrial companies. From 2006 to 2009, Mr. Caulfield served as a Managing Director at Banc of America Securities (“BAS”), where he was responsible for the merger, acquisition, divestiture and restructuring advisory services for a number of large public and private companies. He was also in charge of BAS’s global investment banking activities involving the Safety, Security, Engineering and Construction Industries. Prior to joining BAS, Mr. Caulfield spent six years (2000-2006) as a Managing Director with Morgan Stanley in New York City, leading that global investment banking firm’s efforts in the Aerospace and Defense Industries. He was also responsible for the investment banking relationships with a number of Morgan Stanley’s largest clients. From 1989 to 2000, he worked at General Electric Capital Corp., where he served as a Managing Director and head of the Corporate Finance Group. In this capacity, he advised GE Capital and the industrial divisions of General Electric on such issues as capital structuring, mergers and acquisitions, and private equity transactions. Mr. Caulfield received an MBA from the Wharton School of the University of Pennsylvania and a B.S. Degree from the University of Minnesota. The Company believes that Mr. Caulfield’s significant experience in investment banking and the public market gives him the qualifications and skills to serve as a Director.

Vote Required and Board Recommendation

If a quorum is present and voting, the four nominees receiving the greatest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting but will have no other legal effect upon the election of directors under Nevada law.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS

VOTE FOR EACH OF THE FOUR NOMINEES NAMED ABOVE.

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Board Composition and Diversity

The following table sets forth certain diversity statistics as self-reported by the current members of the Board. Each of the categories listed in the below table has the meaning as it is used in the Marketplace Rules of Nasdaq.

Board Diversity Matrix for Digital Ally, Inc. (As of October 17, 2022)
Total Number of Directors	4
	Female	Male
Part I: Gender Identity	—	4
Directors
Part II: Demographic Background
African American or Black	—	1
White	—	3

Board of Directors and Committee Meetings

Our Board of Directors held four meetings and acted a number of times by unanimous consent resolutions during the fiscal year ended December 31, 2021. Each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he served in the fiscal year ended December 31, 2021. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve and are also expected to attend our annual meeting of stockholders. All directors then in office attended the 2021 annual meeting of stockholders.

Committees of the Board of Directors

Our Board of Directors currently has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. These charters are also available on the Investor Relations page of our website. All of our directors, other than our Chairman and Chief Executive Officer, have met in executive sessions without management present on a regular basis in 2021 and year-to-date 2022.

Audit Committee

Our Audit Committee appoints the Company’s independent auditors, reviews audit reports and plans, accounting policies, financial statements, internal controls, audit fees, and certain other expenses and oversees our accounting and financial reporting process. Specific responsibilities include selecting, hiring and terminating our independent auditors; evaluating the qualifications, independence and performance of our independent auditors; approving the audit and non-audit services to be performed by our auditors; reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies; overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; reviewing any earnings announcements and other public announcements regarding our results of operations in conjunction with management and our public auditors; conferring with management and the independent auditors regarding the effectiveness of internal controls, financial reporting processes and disclosure controls; consulting with management and the independent auditors regarding Company policies governing financial risk management; reviewing and discussing reports from the independent auditors on critical accounting policies used by the Company; establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviewing and approving related-person transactions in accordance with the Company’s policies and procedures with respect to related-person transactions and applicable rules; reviewing the financial statements to be included in our Annual Report on Form 10-K; discussing with management and the independent auditors the results of the annual audit and the results of quarterly reviews and any significant changes in our accounting principles; and preparing the report that the SEC requires in our annual proxy statement. The report of the Audit Committee for the year-ended December 31, 2021 is included in this Proxy Statement.

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The Audit Committee is comprised of three Directors, each of whom is independent, as defined by the rules and regulations of the SEC and The Nasdaq Stock Market LLC (“Nasdaq”) Rule 5605(a)(2). The Audit Committee held four meetings during the year-ended December 31, 2021. On September 22, 2005, the Company created the Audit Committee and adopted a written charter for it. The members of our Audit Committee are Daniel F. Hutchins, Leroy C. Richie and Michael J. Caulfield. The Board of Directors determined that Mr. Hutchins qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC and is independent as noted above.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee to assure that such services do not impair the auditor’s independence from the Company. Accordingly, the Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) that sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditors are to be pre-approved. Pursuant to the Policy, certain services described in detail in the Policy may be pre-approved on an annual basis together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of services that would be included under the categories of Audit Fees, Audit-Related Fees and Tax Fees in the table, as well as services for limited review of actuarial reports and calculations. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent registered public accounting firm. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the Audit Committee prior to being performed. The Audit Committee may delegate authority to pre-approve audit and non-audit services to any member of the Audit Committee but may not delegate such authority to management.

Compensation Committee

Our Compensation Committee assists our Board of Directors in determining the development plans and compensation of our officers, directors and employees. Specific responsibilities include approving the compensation and benefits of our executive officers; reviewing the performance objectives and actual performance of our officers; administering our stock option and other equity compensation plans; and reviewing and discussing with management the compensation discussion and analysis that the SEC requires in our future Form 10-Ks and proxy statements.

Our Compensation Committee is comprised of two Directors, whom the Board considers to be independent under the rules of the SEC. The members of our Compensation Committee are Leroy C. Richie, Chairman, and Michael J. Caulfield. The Compensation Committee held two meetings and acted several times by unanimous written consent resolutions during the year ended December 31, 2021. Mr. Ross, our Chief Executive Officer, does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about such persons’ compensation. Thomas J. Heckman, our Chief Financial Officer, also assists the Compensation Committee in its deliberations regarding executive officer, director and employee compensation. No other executive officers participate in the determination of the amount or the form of the compensation of executive officers or directors. The Compensation Committee does not utilize the services of an independent compensation consultant to assist in its oversight of executive and director compensation. On September 22, 2007, the Board of Directors adopted a written charter for the Compensation Committee.

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Nominating and Governance Committee

Our Nominating and Governance Committee assists our Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating, and overseeing our corporate governance guidelines. Specific responsibilities include the following: evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and appointing directors to our committees; establishing a policy for considering stockholder nominees for election to our Board of Directors; and evaluating and recommending candidates for election to our Board of Directors.

Our Nominating and Governance Committee strives for a Board composed of individuals who bring a variety of complementary skills, expertise, or background and who, as a group, will possess the appropriate skills and experience to oversee our business. The diversity of the members of the Board relates to the selection of its nominees. While the Committee considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen or excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee for recommendation to our Board, our Nominating and Governance Committee focuses on skills, expertise or background that would complement the existing members on the Board. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board of Directors do not have a formal policy regarding the consideration of diversity in identifying director nominees.

When the Nominating and Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board of Directors or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee considers a number of factors, including: the current size and composition of the Board of Directors, the needs of the Board of Directors and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.

The Nominating and Governance Committee selects director nominees and recommends them to the full Board of Directors. In relation to such nomination process, the Nominating and Governance Committee:

●	determines the criteria for the selection of prospective directors and committee members;

●	reviews the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

●	evaluates the performance and contributions of directors eligible for re-election;

●	determines the desired qualifications for individual directors and desired skills and characteristics for the Board;

●	identifies persons who can provide needed skills and characteristics;

●	screens possible candidates for Board membership;

●	reviews any potential conflicts of interests between such candidates and the Company’s interests; and

●	shares information concerning the candidates with the Board and solicits input from other directors.

The Nominating and Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; the ability to work well with the other directors; the extent of the person’s familiarity with the issues affecting our business; an understanding of the fiduciary responsibilities that are required of a member of the Board; and the commitment of time and energy necessary to diligently carry out those responsibilities. A candidate for director must agree to abide by our Code of Ethics and Conduct.

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After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

Our Nominating and Governance Committee is comprised of two Directors, whom the Board considers to be independent under the rules of the SEC. The Nominating and Governance Committee held one meeting during the year ended December 31, 2021. The members of our Nominating and Governance Committee are Leroy C. Richie, who serves as Chairman, and Michael J. Caulfield. The Committee was created by our Board of Directors on December 27, 2007, when the Board of Directors adopted a written charter, which was amended in February 2010.

Board of Directors’ Role in the Oversight of Risk Management

We face a variety of risks, including credit, liquidity, and operational risks. In fulfilling its risk oversight role, our Board of Directors focuses on the adequacy of our risk management process and overall risk management system. Our Board of Directors believes that an effective risk management system will (i) adequately identify the material risks that we face in a timely manner; (ii) implement appropriate risk management strategies that are responsive to our risk profile and specific material risk exposures; (iii) integrate consideration of risk and risk management into our business decision-making; and (iv) include policies and procedures that adequately transmit necessary information regarding material risks to senior executives and, as appropriate, to the Board or relevant committee.

The Board of Directors has designated the Audit Committee to take the lead in overseeing risk management at the Board of Directors level. Accordingly, the Audit Committee schedules time for periodic review of risk management, in addition to its other duties. In this role, the Audit Committee receives reports from management, independent registered public accounting firm, outside legal counsel, and other advisors, and strives to generate serious and thoughtful attention to our risk management process and system, the nature of the material risks we face, and the adequacy of our policies and procedures designed to respond to and mitigate these risks.

Although the Board of Directors has assigned the primary risk oversight to the Audit Committee, it also periodically receives information about our risk management system and the most significant risks that we face. This is principally accomplished through Audit Committee reports to the Board of Directors and summary versions of the briefings provided by management and advisors to the Audit Committee.

In addition to the formal compliance program, our Board of Directors and the Audit Committee encourage management to promote a corporate culture that understands risk management and incorporates it into our overall corporate strategy and day-to-day business operations. Our risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for us. As a result, the Board of Directors and the Audit Committee periodically ask our executives to discuss the most likely sources of material future risks and how we are addressing any significant potential vulnerability.

Board Leadership Structure

Our Board of Directors does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board of Directors should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. Our Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interest of us and our stockholders. The Board of Directors believes that Mr. Ross’s service as both Chief Executive Officer and Chairman of the Board is in the best interest of us and our stockholders. Mr. Ross possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face and is thus best positioned to develop agendas, with the input of Mr. Richie, the lead director, to ensure that the Board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers, and suppliers, particularly during times of turbulent economic and industry conditions.

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Our Board of Directors also believes that a lead director is part of an effective Board leadership structure. To this end, the Board has appointed Mr. Richie as the lead director. The independent directors meet regularly in executive sessions at which only they are present, and the lead director chairs those sessions. As the lead director, Mr. Richie calls meetings of the independent directors as needed; sets the agenda for meetings of the independent directors; presides at meetings of the independent directors; is the principal liaison on Board issues between the independent directors and the Chairman and between the independent directors and management; provides feedback to the Chairman and management on the quality, quantity and timeliness of information sent to the Board; is a member of the Compensation Committee that evaluates the CEO’s performance; and oversees the directors’ evaluation of the Board’s overall performance. The Nominating and Governance Committee and the Board believe that its leadership structure, which includes the appointment of an independent lead director, is appropriate because it, among other things, provides for an independent director who gives board member leadership and each of the directors, other than Mr. Ross, is independent. Our Board of Directors believes that the independent directors provide effective oversight of management.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us as follows: Digital Ally, Inc., attention: Corporate Secretary, 14001 Marshall Drive, Lenexa, Kansas 66215. Stockholders who would like their submission directed to a member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Policy for Director Recommendations and Nominations

Our Nominating and Governance Committee will consider candidates for Board membership suggested by Board members, management and our stockholders. The policy of our Nominating and Governance Committee is to consider recommendations for candidates to the Board of Directors from any stockholder of record in accordance with our Bylaws. A director candidate recommended by our stockholders will be considered in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a stockholder may nominate a person directly for election to the Board of Directors at an annual meeting of stockholders, provided the stockholder meets the requirements set forth in our Bylaws. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees.

Stockholder Recommendations for Director Nominations. Stockholder recommendations for director nominations may be submitted to the Company at the following address: Digital Ally, Inc., Attention: Corporate Secretary, 14001 Marshall Drive, Lenexa, Kansas 66215. Such recommendations will be forwarded to the Nominating and Governance Committee for consideration, provided that they are accompanied by sufficient information to permit the Board to evaluate the qualifications and experience of the nominees, and they are in time for the Nominating and Governance Committee to do an adequate evaluation of the candidate before the Annual Meeting. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected and to cooperate with a background check.

Stockholder Nominations of Directors. Our Bylaws provide that, in order for a stockholder to nominate a director at an annual meeting of stockholders, the stockholder must give timely written notice to our Secretary and such notice must be received at our principal executive offices not less than one-hundred-and-twenty (120) days before the date of our release of the proxy statement to stockholders in connection with our previous year’s annual meeting of stockholders. Such stockholder’s notice shall include, with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such nominee that is required under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and serving as a director, and cooperating with a background investigation. In addition, the stockholder must include in such notice the name and address, as they appear on our records, of the stockholder proposing the nomination of such person, and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, the class and number of shares of our capital stock that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to our Secretary the information required to be set forth in a stockholder’s notice of nomination that pertains to the nominee.

To be timely in the case of a special meeting or if the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, a stockholder’s notice must be received at our principal executive offices no later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made.

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Code of Ethics and Conduct

Our Board of Directors has adopted a Code of Ethics and Conduct that is applicable to all of our employees, officers and directors. Our Code of Ethics and Conduct is intended to ensure that our employees, officers and directors act in accordance with the highest ethical standards. The Code of Ethics and Conduct is available on the Investor Relations page of our website at http://www.digitalally.com and the Code of Ethics and Conduct was filed as an exhibit to our Annual Report on Form 10-K filed on March 4, 2008.

Director Compensation

Our non-employee directors received the stock option grants noted in the “Director Compensation” table below for their service on the Board of Directors in 2021, including on the Audit, Nominating and Governance, and Compensation Committees.

In July 2021, we granted to Messrs. Richie, Caulfield and Hutchins each options exercisable to acquire 100,000 shares of Common Stock at an exercise price of $1.67 per share for their service on the Board of Directors until the next annual meeting of stockholders with vesting to occur ratably through May 31, 2022, provided each person has remained a director at such dates.

Director compensation for the year ended December 31, 2021 was as follows:

Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($) (2)	Option awards ($) (2)	Total ($)
Stanton E. Ross, Chairman of the Board of Directors (1)	$—	$—	$—	$—
Leroy C. Richie	$105,000	$—	$167,000	$272,000
Daniel F. Hutchins	$98,750	$—	$167,000	$265,750
Michael J. Caulfield	$95,000	$—	$167,000	$262,000

(1)	As a Named Executive Officer, Mr. Ross’s compensation and option awards are fully reflected in the “Summary Compensation” table, and elsewhere under “Executive Compensation.” He did not receive compensation or stock options for his services as a director.

(2)	Represents aggregate grant date fair value pursuant to ASC Topic 718 for stock options and restricted stock granted. Please refer to Note 13 to the consolidated financial statements that appear in the 2021 Annual Report, for further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

Stock Option and Restricted Stock Grants to Directors

Name of Individual	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price
Stanton E. Ross (1)	—	—	$—
Leroy C. Richie (2)	—	100,000	$1.67
Daniel F. Hutchins (2)	—	100,000	$1.67
Michael J. Caulfield (2)	—	100,000	$1.67

(1)	As a Named Executive Officer, Mr. Ross’s compensation and option awards are fully reflected in the “Summary Compensation” table, and elsewhere under “Executive Compensation.” He did not receive compensation or stock options for his services as a director.

(2)	The stock option grants were issued on July 8, 2021 with vesting to occur ratably through May 31, 2022.

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Outstanding Stock Options Held by Directors

The following table presents information concerning the outstanding equity awards for the Directors as of December 31, 2021:

Outstanding Equity Awards at Fiscal Year-End

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Stanton E. Ross Chairman, CEO and President	15,000	—	—	$4.80	1/12/2022

Leroy C. Richie Lead Outside Director	100,000	—	—	$1.67	7/8/2031
	75,000	—	—	$2.09	5/1/2030
	60,000	—	—	$3.01	5/24/2029
	50,000	—	—	$2.20	7/5/2028
	30,000	—	—	$3.00	8/14/2027
	10,000	—	—	$3.92	5/11/2026

Daniel F. Hutchins Director	100,000	—	—	$1.67	7/8/2031
	75,000	—	—	$2.09	5/1/2030
	60,000	—	—	$3.01	5/24/2029
	50,000	—	—	$2.20	7/5/2028
	30,000	—	—	$3.00	8/14/2027
	10,000	—	—	$3.92	5/11/2026
	8,750	—	—	$3.52	5/25/2022

Michael J. Caulfield Director	100,000	—	—	$1.67	7/8/2031
	75,000	—	—	$2.09	5/1/2030
	60,000	—	—	$3.01	5/24/2029
	50,000	—	—	$2.20	7/5/2028
	30,000	—	—	$3.00	8/14/2027
	10,000	—	—	$3.92	5/11/2026

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PROPOSAL TWO

TO APPROVE THE 2022 DIGITAL ALLY, INC. STOCK OPTION AND RESTRICTED STOCK PLAN.

The Company is seeking stockholder approval for the 2022 Stock Option and Restricted Stock Plan (the “2022 Plan”) including the reservation of 2,500,000 shares issuable under the 2022 Plan. The 2022 Plan was adopted by the Board of Directors on October 12, 2022, subject to stockholder approval at the Annual Meeting. Accordingly, no grants have been made under the 2022 Plan to date. If our stockholders approve the 2022 Plan, 2,500,000 shares will be available for future grants.

The purpose of the 2022 Plan is to offer all our employees and directors an opportunity to acquire a proprietary interest in our success and remain in service to the Company and to attract new employees, directors and consultants. The 2022 Plan provides both for the direct award of shares, for the grant of options to purchase shares, as well as for the grant of Stock Appreciation Rights (SARs). Options granted under the 2022 Plan may include non-statutory options as well as incentive stock options intended to qualify under Section 422 of the Internal Revenue Code.

The Company has a policy of issuing new shares upon the exercise of stock options, awarding significant amounts of stock options or restricted stock grants to new employees and regularly awarding such to employees on an annual basis. Stock options are generally granted at the market price on the date of grant. Stock options and restricted stock grants have generally vested over one or more years for officers and employees, and one year for directors. Stock options generally can be exercised within seven to ten years.

The Board of Directors believes that it is in the best interests of the Company and its stockholders for the Company to approve the 2022 Plan. There are relatively few shares available for grant under the existing [stock option/equity incentive] plans of the Company. The last [stock option/equity incentive] plan of the Company was approved in 2020 and it has been amended once since its original approval. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees with the interests of our stockholders. The Board also believes equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits the Company to pay lower salaries than otherwise might be the case. The Board of Directors believes that to remain competitive with other technology companies in our long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage in attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this proposal because they are expected to receive awards under the 2022 Plan if it is approved at the Annual Meeting.

Summary of the 2022 Stock Option and Restricted Stock Plan

Our Board of Directors adopted the 2022 Plan on October 12, 2022. At the Annual Meeting, we are asking stockholders to approve the 2022 Plan and the reservation of 2,500,000 shares issuable under the 2022 Plan. The 2022 Plan authorizes us to issue 2,500,000 shares of Common Stock upon exercise of options and grant of restricted stock awards. No awards have been granted under the 2022 Plan to date. The 2022 Plan authorizes us to grant (i) to the key employees incentive stock options to purchase shares of Common Stock and non-qualified stock options to purchase shares of Common Stock, restricted stock awards, and SARs, and (ii) to non-employee directors and consultants non-qualified stock options, restricted stock awards and SARs. As of October 12, 2022, approximately 112 employees, three executive officers, and four non-employee directors were eligible to participate in the 2022 Plan.

The following paragraphs provide a summary of the principal features of the 2022 Plan and its operation. The following summary is qualified in its entirety by reference to the 2022 Plan as set forth in Appendix A.

Objectives. The objective of the 2022 Plan is to provide incentives to our key employees and directors to achieve financial results aimed at increasing shareholder value and attracting talented individuals to us. Persons eligible to be granted stock options or restricted stock under the 2022 Plan will be those persons whose performance, in the judgment of the Compensation Committee of our Board of Directors, can have significant impact on our success.

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Oversight. Our Board will administer the 2022 Plan by making determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards. The Board also has the authority to interpret the provisions of the 2022 Plan and to establish and amend rules for its administration subject to the 2022 Plan’s limitations.

Number of Shares of Common Stock Available Under the 2022 Plan. If our stockholders approve the 2022 Plan, a total of 2,500,000 shares of our Common Stock will be reserved for issuance under the 2022 Plan.

Types of Grants. The 2022 Plan allows for the grant of incentive stock options, non-qualified stock options, restricted stock awards and stock appreciation rights. The 2022 Plan does not specify what portion of the awards may be in the form of incentive stock options, non-statutory options, restricted stock or stock appreciation rights. Incentive stock options awarded to our employees are qualified stock options under the Internal Revenue Code.

Statutory Conditions on Stock Option—Exercise Price. Incentive stock options granted under the 2022 Plan must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options may have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of the grant.

- Dollar limit. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date. Any option granted under the 2022 Plan will expire at the time fixed by our Board of Directors, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- Exercisability. Our Board may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or in part at any time during its term. However, the board of directors may accelerate the exercisability of any option at its discretion.

- Assignability. Options granted under the 2022 Plan are not assignable. Incentive stock options may be exercised only while we employ the optionee or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

Payment upon Exercise of Options. Payment of the exercise price for any option may be in cash, or with our consent, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of Common Stock, subject to restrictions.

Restricted Stock. Our Board is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our Common Stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Board of Directors. A participant granted restricted stock generally has all the rights of a stockholder, unless otherwise determined by the Compensation Committee.

Merger or Sale of Assets. If we merge with or into another corporation, or sell all or substantially all our assets, any unvested Awards will vest immediately prior to closing of the event resulting in the change of control, and the Board shall have the power and discretion to provide for each award holder’s election alternatives regarding the terms and conditions for the exercise of such awards. The alternative may provide that each outstanding stock option and restricted stock award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding awards, the administrator will provide notice to the recipient of their alternatives regarding their right to exercise the stock option as to all the shares subject to the stock option.

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Amendment and Termination of the 2022 Plan. The administrator has the authority to amend, alter, suspend, or terminate the 2022 Plan, except that stockholder approval will be required for any amendment to the 2022 Plan to the extent required by any applicable law, regulation, or Nasdaq or stock exchange rule. Any amendment, alteration, suspension, or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any stock option or restricted stock award previously granted. The 2022 Plan has a term of ten (10) years beginning October 12, 2022, unless terminated earlier by the administrator.

Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock option and restricted stock awards granted under the 2022 Plan. This summary is not intended to be a complete discussion of all the federal income tax consequences of the 2022 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider his or her personal situation and consult with his or her own tax advisor with respect to the specific tax consequences applicable to him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Company’s common stock on the date of grant.

Tax consequences of nonqualified stock options. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified options under the 2022 Plan. When an optionee exercises a nonqualified stock option, he or she generally will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the Common Stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on holding period of the shares sold.

Tax consequences of incentive stock options. In general, an employee will not recognize income on the grant of incentive stock options under the 2022 Plan. Except with respect to the alternative minimum tax, an optionee will not recognize income on the exercise of an incentive stock option unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. For purposes of the alternative minimum tax, however, an optionee will be required to treat an amount equal to the difference between the fair market value (determined on the day of exercise) of our shares of the Common Stock received and the exercise price as an item of adjustment in computing the optionee’s alternative minimum taxable income.

An optionee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of grant of the option, or (ii) one year from the date of exercise of the option. In general, the amount of gain or loss will equal the difference, if any, between the sale price of such shares and the exercise price. If the stock is not held for the required period of time, the optionee will recognize ordinary income to the extent the fair market value (determined on the day of exercise) of the stock exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term or long-term capital gain (depending on the applicable holding period).

For the exercise of a stock option to qualify for the foregoing incentive stock option tax treatment, an optionee generally must be our employee continuously from the date of the grant until any termination of employment, and in the event of a termination of employment, the stock option must be exercised within three months after the termination.

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Tax consequences of restricted stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over the amount, if any, the recipient paid in exchange for the shares. If, however, the shares are subject to vesting or other restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture) when the shares are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the shares becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares. If the shares are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary income, as of the award date, equal to the excess, if any, of the fair market value of the shares on the award date less the amount, if any, the recipient paid in exchange for the shares. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.

Tax effect for the Company. We are generally entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the 2022 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS, AND RESTRICTED STOCK AWARDS UNDER THE 2022 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast will be required to approve the 2022 Plan Amendment.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2022 DIGITAL ALLY, INC. STOCK OPTION AND RESTRICTED STOCK PLAN.

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PROPOSAL THREE

APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 110,000,000 SHARES TO 210,000,000 SHARES, OF WHICH 200,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK.

Proposal 3 seeks your approval of an amendment to our Articles of Incorporation (the “Additional Common Stock Authorization”) to increase the number of authorized shares of capital stock that we may issue from 110,000,000 shares to 210,000,000 shares, of which 200,000,000 shares shall be classified as Common Stock. The Additional Common Stock Authorization was adopted by the Board on October 12, 2022, subject to stockholder approval at the Annual Meeting. The form of amendment to amend our Articles of Incorporation (the “Amended Articles”), pursuant to which the Additional Common Stock Authorization would be effected, in the event Proposal 3 is approved by stockholders at the Annual Meeting, is attached to this Proxy Statement as Appendix B.

Increase in Authorized Shares of Common Stock

We believe that an increase in the number of our authorized shares of Common Stock is prudent to assure that a sufficient number of shares of our Common Stock is available for issuance in the future if our Board of Directors deems it to be in the best interests of our stockholders and us. Our Board of Directors has determined a total of 200,000,000 shares of Common Stock to be a reasonable estimate of what might be required in this regard for the foreseeable future to (i) issue Common Stock in acquisitions or strategic transactions and other proper corporate purposes that may be identified by our Board in the future; (ii) issue Common Stock to augment our capital and increase the ownership of our Common Stock; and (iii) provide incentives through the grant of stock options and restricted stock to employees, directors, officers, independent contractors, and others important to our business under our stock option plans. Immediately following this increase, the Company will have approximately 43,666,417 shares of Common Stock authorized but unissued and available for issuance. As of the Record Date, we have 53,903,405 shares of Common Stock issued, 1,079,000 shares issuable upon exercise of options granted under the Plans (defined below under “Information Regarding Plans and Other Arrangements Not Subject to Security Holder Action”), and 1,349,178 shares issuable upon exercise of outstanding warrants to purchase common stock.

The remaining authorized but unissued shares of capital stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including those noted above. Our Board will be able to authorize the issuance of shares for the foregoing purposes and other transactions without the necessity, and related costs and delays of either calling a special stockholders’ meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If a particular transaction required stockholder approval by law or was otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval, even if we might have the requisite number of voting shares to consummate the transaction. The additional shares of Common Stock to be authorized by the Additional Common Stock Authorization will have rights identical to the currently outstanding Common Stock. Adoption of the Additional Common Stock Authorization and issuance of the additional shares of Common Stock authorized thereby will not affect the rights of the holders of our currently outstanding Common Stock, except for effects incidental to increasing the number of outstanding shares of our Common Stock, as discussed above.

We do not currently have any plans, commitments, arrangements, understandings, or agreements, whether written or oral, to issue any of the shares that will be newly available following the approval of the proposed increase in the number of authorized shares.

Effectiveness of Additional Common Stock Authorization

The Additional Common Stock Authorization, if approved by our stockholders at the Annual Meeting, will become effective once it is approved at the Annual Meeting and the Amended Articles are filed with the Secretary of State of Nevada. Upon filing the Amended Articles with the Secretary of State of Nevada, our authorized shares of Common Stock will increase from 100,000,000 shares to 200,000,000 shares.

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Potential Anti-Takeover effect of the Proposed Additional Common Stock Authorization

The Additional Common Stock Authorization relating to the increase in the number of authorized shares of our Common Stock is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in our Articles of Incorporation or Bylaws in effect on the date of this Proxy Statement. However, our stockholders should note that the availability of additional authorized and unissued shares of Common Stock could make any attempt to gain control of the Company or the Board more difficult or time-consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Although the Board currently has no intention of doing so, shares of Common Stock could be issued by the Board to dilute the percentage of Common Stock owned by any stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Nevada law with respect to a merger or other business combination involving us.

Our Board of Directors did not propose this Additional Common Stock Authorization for the purpose of discouraging mergers, tender offers, proxy contests, solicitation in opposition to management or other changes in control. We are not aware of any specific effort to accumulate our Common Stock or obtain control of us by means of a merger, tender offer, solicitation or otherwise. We have no present intention to use the increased number of authorized shares of Common Stock for anti-takeover purposes.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the voting power of the shares of Common Stock and Preferred Stock issued and outstanding as of the Record Date will be required to approve the Additional Common Stock Authorization. Abstentions by holders of Common Stock will have the same effect as votes against this proposal. Since the Series B Preferred Stock will mirror only votes cast, abstentions by holders of our Common Stock, which would ordinarily have the effect of a vote against the Additional Common Stock Authorization, will not have any effect on the votes cast by the holders of the Series B Preferred Stock on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR CAPITAL STOCK THAT WE MAY ISSUE FROM 110,000,000 SHARES TO 210,000,000 SHARES, OF WHICH 200,000,000 SHARES SHALL BE CLASSIFIED AS COMMON STOCK.

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PROPOSAL FOUR

APPROVAL OF AUTHORIZATION OF THE BOARD, IN ITS SOLE AND ABSOLUTE DISCRETION, AND WITHOUT FURTHER ACTION OF THE STOCKHOLDERS, TO FILE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO TO BE DETERMINED BY THE BOARD, RANGING FROM ONE-FOR-FIVE TO ONE-FOR-TWENTY, WITH SUCH REVERSE STOCK SPLIT TO BE EFFECTED AT SUCH TIME AND DATE, IF AT ALL, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION, BUT NO LATER THAN DECEMBER 31, 2023, WHEN THE AUTHORITY GRANTED IN THIS PROPOSAL TO IMPLEMENT THE REVERSE STOCK SPLIT WOULD TERMINATE.

Summary

Our Board has determined that it is advisable and in the Company’s and its stockholders’ best interests that our Board be granted the authority to implement the Reverse Stock Split of the issued and outstanding shares of Common Stock, without correspondingly decreasing the number of authorized shares of Common Stock, at any time on or prior to December 31, 2023, at a ratio between one-for-five (1:5) and one-for-twenty (1:20).

As previously disclosed by the Company’s Current Report on Form 8-K filed with the SEC on July 7, 2022, on July 7, 2022, the Company received a written notification (the “Nasdaq Notice”) from the Listing Qualifications Department of Nasdaq notifying the Company that it was not in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market, as set forth under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), because the closing bid price of the Common Stock was below $1.00 per share for the previous thirty (30) consecutive business days. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company has been granted 180 calendar days from the date of the Nasdaq Notice, or until January 3, 2023 (the “Compliance Period”), to regain compliance with the Minimum Bid Price Requirement. If at any time during the Compliance Period, the bid price of the Common Stock closes at or above $1.00 per share for a minimum of ten (10) consecutive business days, Nasdaq will provide the Company with written confirmation of compliance with the Minimum Bid Price Requirement and the matter will be closed.

The Board has elected to approve this Reverse Stock Split and Proposal 4 in order to allow the Company to regain compliance with the Minimum Bid Price Requirement. This approval will also enable the Company to reserve a sufficient number of authorized shares of Common Stock for issuance upon exercise or conversion of all outstanding warrants and other convertible securities.

The exact ratio of the Reverse Stock Split shall be set at a whole number within the above range as determined by our Board in its sole discretion. Our Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining whether to implement the Reverse Stock Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

●	our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market;

●	the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities;

●	the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

●	prevailing general market and economic conditions.

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The Reverse Stock Split will become effective upon filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The amendment filed thereby will set forth the number of shares of Common Stock to be combined into one share of our Common Stock, within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each holder of our shares of Common Stock will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

The form of Amended Articles, pursuant to which the Reverse Stock Split would be effected, in the event Proposal 4 is approved by stockholders at the Annual Meeting, is attached to this Proxy Statement as Appendix C.

The text of the form of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect the exact ratio for the Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Nevada or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Reverse Stock Split.

Our Board believes that approval of the amendment to the Articles of Incorporation to effect the Reverse Stock Split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Board Requirement to Implement the Reverse Stock Split

If this Proposal 4 and the Reverse Stock Split is approved, the Reverse Stock Split will be effected, at such time and date, if at all, as determined by the Board in its sole discretion, after approval (with an exchange ratio determined by our Board as described above), but no later than December 31, 2023, when the authority granted in this Proposal 4 to implement the Reverse Stock Split would terminate, in order (i) to maintain the listing of our Common Stock on the Nasdaq Capital Market, and (iii) to assure that there are a sufficient number of authorized shares of Common Stock available to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities, and that it is also in the best interests of the Company and its stockholders. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on the Nasdaq Capital Market, the number of authorized and unissued shares of Common Stock available, the anticipated impact of the Reverse Stock Split on our ability to raise additional financing, and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or not implement the Reverse Stock Split. If our stockholders approve the proposal, we would communicate to the public, prior to the Effective Date (as defined below), additional details regarding the Reverse Stock Split, including the specific ratio selected by the Board.

Effective Date

If the proposed amendment to the Articles of Incorporation to give effect to the Reverse Stock Split is approved at the Annual Meeting, subject to the conditions set out in this Proposal 4, then the Reverse Stock Split will become effective, at such time and date, if at all, as determined by the Board in its sole discretion, after approval, but no later than December 31, 2023, on the effective date of the certificate of amendment to our Articles of Incorporation with the office of the Secretary of State of the State of Nevada, which we would expect to be the date of filing (the “Effective Date”). Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock, based on the exchange ratio within the approved range determined by the Board.

Purposes of the Reverse Stock Split

The primary purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split will be necessary to maintain the listing of our Common Stock on the Nasdaq Capital Market. The Company also needs to assure that there are a sufficient number of authorized shares available for any future issuance of Common Stock upon the exercise or conversion of outstanding warrants and other convertible securities. The Board believes that the Reverse Stock Split could also improve the marketability and liquidity of the Common Stock.

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Maintain our listing on the Nasdaq Capital Market. Our Common Stock is traded on the Nasdaq Capital Market. On July 7, 2022, the Company received notice from Nasdaq that it no longer satisfied the Minimum Bid Price Requirement and had 180 calendar days from the date therein to regain compliance. The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our Common Stock from the Nasdaq Capital Market. Delisting our Common Stock could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board, OTC Markets, and the Pink Sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Reverse Stock Split is an effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from the Nasdaq Capital Market by producing the immediate effect of increasing the bid price of our Common Stock.

Improve the marketability and liquidity of the Common Stock. If this proposal is approved by the stockholders at the Annual Meeting and the Reverse Stock Split is implemented, we also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. The Reverse Stock Split could also help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that the Reverse Stock Split will help us regain and maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our Common Stock, is in the best interests of the Company and our stockholders.

Risks of the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of Nasdaq. The Board expects that the Reverse Stock Split will increase the market price of our Common Stock so that we are able to regain and maintain compliance with the Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

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The Reverse Stock Split may decrease the liquidity of our Common Stock. The liquidity of our Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock. If this proposal is approved by the stockholders at the Annual Meeting and the Board, in its sole discretion, determines that it is in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split, subject to the conditions set out in this Proposal 4, the Reverse Stock Split would become effective upon the filing of a certificate of amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, (i) our stock plans, and (ii) the number of shares of Common Stock issuable under, and the exercise price of, our outstanding preferred stock, options and warrants.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Reverse Stock Split would apply to all issued shares of our Common Stock, the Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of our outstanding securities immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of our outstanding securities immediately after the Reverse Stock Split. Moreover, the number of stockholders of record of the Company’s Common Stock, Series A Preferred Stock and Series B Preferred Stock will not be affected by the Reverse Stock Split. The amendment to the Articles of Incorporation itself would not change the number of authorized shares of our Common Stock. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Reverse Stock Split, other than those shares needed to satisfy the exercise of the Company’s outstanding warrants, preferred stock and options, these additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;

●	establishing strategic relationships with other companies;

●	providing equity incentives to our employees, officers or directors; and

●	expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to regain and maintain compliance with the Minimum Bid Price Requirement. In addition, the additional shares of Common Stock available for the Company to use in connection with the foregoing, will also provide for a sufficient number of authorized shares of Common Stock available for any future issuance of Common Stock upon the exercise of the Company’s outstanding warrants and other convertible securities, which will be considered in determining the ratio of the Reverse Stock Split.

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Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of the Plans (as defined below), the Board or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant under the Plans, the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the Plans to equitably reflect the effects of the Reverse Stock Split. Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of outstanding options, preferred stock and warrants, and any other convertible or exchangeable securities that may entitle the holders thereof to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, preferred stock, warrants and other then outstanding convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of Common Stock subject to restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of Common Stock.

Listing. Our shares of Common Stock currently trade on the Nasdaq Capital Market. The Reverse Stock Split will directly affect the listing of our Common Stock on the Nasdaq Capital Market, and we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with the Minimum Bid Price Requirement. Following the Reverse Stock Split, which may or may not occur in the Board’s sole discretion even if we receive stockholder approval, we intend for our Common Stock to continue to be listed on the Nasdaq Capital Market under the symbol “DGLY,” subject to our ability to continue to comply with Nasdaq rules.

“Public Company” Status. Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. Our Articles of Incorporation presently authorizes 100,000,000 shares of Common Stock and 10,000,000 shares of blank check preferred stock, par value $0.0001 per share. The Reverse Stock Split would not change the number of authorized shares of Common Stock, although the Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Nevada law and Nasdaq rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

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The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of Common Stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of Common Stock are entitled to fractional shares of Common Stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of Common Stock.

No Appraisal Rights

Under Nevada law, our stockholders would not be entitled to appraisal rights in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes, or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre- Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split, and the aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

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Accounting Consequences

Following the Effective Date, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the Reverse Stock Split. All shares of Common Stock underlying options, warrants, preferred stock and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, Action Stock Transfer Corporation, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

●	If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form.

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●	If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our Directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Reservation of Right to Abandon the Reverse Stock Split

We reserve the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the Effective Date, even if our stockholders authorize the Reverse Stock Split at the Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly authorizing the Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Vote Required and Recommendation

The affirmative vote of holders of a majority of the voting power of the shares of Common Stock and Preferred Stock issued and outstanding as of the Record Date will be required to approve the Reverse Stock Split. Abstentions by holders of Common Stock will have the same effect as votes against this proposal. Since the Series B Preferred Stock will mirror only votes cast, abstentions by holders of our Common Stock, which would ordinarily have the effect of a vote against the Reverse Stock Split, will not have any effect on the votes cast by the holders of the Series B Preferred Stock on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF AUTHORIZATION OF THE BOARD, IN ITS SOLE AND ABSOLUTE DISCRETION, AND WITHOUT FURTHER ACTION OF THE STOCKHOLDERS, TO FILE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO TO BE DETERMINED BY THE BOARD, RANGING FROM ONE-FOR-FIVE TO ONE-FOR-TWENTY, WITH SUCH REVERSE STOCK SPLIT TO BE EFFECTED AT SUCH TIME AND DATE, IF AT ALL, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION, BUT NO LATER THAN DECEMBER 31, 2023, WHEN THE AUTHORITY GRANTED IN THIS PROPOSAL TO IMPLEMENT THE REVERSE STOCK SPLIT WOULD TERMINATE.

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PROPOSAL FIVE

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Our compensation policies and procedures are centered on a pay-for-performance philosophy, and we believe that they are strongly aligned with the long-term interests of our stockholders. Our compensation program is designed to attract, motivate, and retain the key executives who drive our success. Compensation that rewards excellence and reflects performance, and alignment of that compensation with the interests of long-term stockholders, are key principles of our compensation program design. Although we have made and will continue to make improvements to our compensation program from time to time, these key principles have been unchanged for many years.

We support the principle that our corporate governance policies, including our executive compensation program, should be responsive to stockholder concerns. This principle is embodied in a non-binding, advisory vote that gives you as a stockholder the opportunity to approve the compensation of our named executive officers as disclosed in this proxy statement, including, among other things, our executive compensation objectives, policies and procedures. This vote is intended to provide an overall assessment of our executive compensation program rather than to focus on any specific item of compensation. The Compensation Committee, and the Board as a whole, value the opinions of our stockholders and intend to take the outcome of this vote into account when considering future executive compensation arrangements. However, because the vote is advisory, it will not directly affect any existing compensation awards of any of our executive officers, including our named executive officers.

As discussed above, our executive compensation program is designed:

●	to demand and reward excellence from each of our executive officers and from the management team as a whole;

●	to align our interests with the interests of executives and other employees through compensation programs that recognize individual contributions toward the achievement of corporate goals and objectives without encouraging unnecessary or unreasonable risks;

●	to further link executive and stockholder interests through equity-based compensation and long-term stock ownership arrangements;

●	to recognize and reward excellence in an executive’s performance in the furtherance of our goals and objectives without undertaking unnecessary or excessive risk; and

●	to attract and retain high caliber executive and employee talent.

The application of these principles and our executive compensation philosophy, policies and procedures have resulted in a corporate culture that demands excellence and recognizes individual and team performance without encouraging unnecessary or excessive risks. We align the interests of stockholders and executives by linking a substantial portion of compensation to our performance. For example, approximately 100% of the total 2021 compensation disclosed in the Summary Compensation Table for our named executive officers (excluding the increase in the value of retirement benefits and earnings on deferred compensation) consisted of either incentives that were subject to pre-established performance criteria or equity awards whose ultimate value upon resale depends upon the value of our stock to stockholders. We have made and will continue to make improvements to our compensation program from time to time. In most cases, compensation decisions made during 2021 resulted in only a relatively small increase in base pay over the prior year.

We encourage you to consider the detailed information provided in the Summary Compensation Table and the tables and other information that follow it.

After reviewing the information provided above and in the other parts of this proxy statement, the Board of Directors asks you to approve the following advisory resolution:

Resolved, that the stockholders of Digital Ally, Inc. hereby approve, on an advisory, nonbinding basis, the compensation paid to its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this proxy statement.

Vote Required and Recommendation

The affirmative vote of holders of a majority of the votes cast will be required to approve this advisory resolution on the compensation of the Company’s named executive officers.

Because the vote is advisory, it will not be binding upon the Board or the Compensation Committee and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal. The Board and the Compensation Committee will review the advisory voting results and will take them into account in making future executive compensation decisions.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE COMPENSATION PAID TO THE CORPORATION’S NAMED EXECUTIVE OFFICERS AS DISCLOSED HEREIN.

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PROPOSAL SIX

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed RBSM LLP as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2022 and recommends that stockholders vote for ratification of such appointment. Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. Notwithstanding the selection by the Audit Committee of RBSM LLP, the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Audit Committee believes that RBSM LLP is well suited to provide the services that we require in 2022 and beyond. Representatives of RBSM LLP are expected to be available for the Annual Meeting, where they will be available to respond to questions and, if they desire, to make a statement.

Audit and Related Fees

The following table is a summary of the fees billed to us by RBSM LLP for the fiscal years ended December 31, 2021 and 2020:

Fee Category	Fiscal 2021 fees	Fiscal 2020 fees
Audit fees	$189,250	$119,250
Audit-related fees	61,500	60,500
Tax fees	—	—
All other fees	—	—
Total fees	$250,750	$179,750

Audit Fees. Such amount consists of fees billed for professional services rendered in connection with the audit of our annual financial statements and review of the interim financial statements included in our quarterly reports. It also includes services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, consents issued for certain filings with the SEC, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services related to tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees. Consists of fees for products and services other than the services reported above.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm. All the fees shown above were pre-approved by the Audit Committee.

Vote Required and Board Recommendation

If a quorum is present, the affirmative vote of a majority of the votes cast will be required to ratify the appointment of RBSM LLP as our independent registered public accounting firm.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF DIGITAL ALLY, INC. FOR THE YEAR ENDING DECEMBER 31, 2022.

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Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report shall not be incorporated by reference into any such filings.

REPORT OF THE AUDIT COMMITTEE

Below is the report of the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended December 31, 2021, which includes our consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the fiscal years ended December 31, 2021 and December 31, 2020 and the notes thereto.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board of Directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended December 31, 2021, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements as of and for the fiscal year ended December 31, 2021. The Audit Committee also discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 “Communications with Audit Committee.” Finally, the Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with our independent registered public accounting firm its independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended December 31, 2021 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DIGITAL ALLY, INC.

Daniel F. Hutchins, Chairman
Leroy C. Richie
Michael J. Caulfield

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EXECUTIVE COMPENSATION

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (the “Named Executive Officers”) for services rendered to the Company in all capacities for the years ended December 31, 2021 and 2020:

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($) (1)(3)(4)(5)(6)(7)(8)	Option awards ($) (1)	All other compensation ($) (2)	Total ($)
Stanton E. Ross	2021	$250,000	$250,000	$828,000	$—	$30,805	$1,358,805
Chairman, CEO and President	2020	$165,625	$250,000	$339,230	$—	$23,981	$778,836

Thomas J. Heckman	2021	$230,000	$115,000	$414,000	$—	$23,329	$782,329
CFO, Treasurer and Secretary	2020	$164,738	$—	$217,384	$—	$17,902	$400,024

Peng Han (9)	2021	$165,000	$—	$63,000	$—	$5,428	$233,428
COO	2020	$100,000	$—	$74,671	$—	$4,937	$179,608

(1)	Represents aggregate grant date fair value pursuant to ASC Topic 718 for the respective year for stock options granted. Please refer to Note 13 to the consolidated financial statements that appear in our 2021 Annual Report, for a further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

(2)	Amounts included in all other compensation include the following items: the employer contribution to the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan”) on behalf of the named executive. We are required to provide a 100% matching contribution for all who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for all employees’ elective deferral between 4% and 5%. The employee (i) is 100% vested at all times in the employee contributions and employer matching contributions; (ii) receives Company paid healthcare insurance; (iii) receives Company paid contributions to health savings accounts; and (iv) receives Company paid life, accident and disability insurance. See “All Other Compensation Table” below.

(3)	Stock awards include the following restricted stock granted during 2020 to Mr. Ross: 250,000 shares at $1.08 per share that vest ratably over the two-year period ending January 2, 2022, subject to Mr. Ross remaining an employee of the Company at that point in time, and 75,250 shares that vested on April 17, 2020.

(4)	Stock awards include the following restricted stock granted during 2020 to Mr. Heckman: 150,000 shares at $1.08 per share that vest ratably over the two-year period ending January 2, 2022, subject to Mr. Heckman remaining an employee of the Company at that point in time, and 60,200 shares that vested on April 17, 2020.

(5)	Stock awards include the following restricted stock granted during 2020 to Mr. Han: 10,000 shares at $1.08 per share that vest ratably over the two-year period ending January 3, 2022 and 32,258 shares that vested on September 15, 2020.

(6)	Stock awards include the following restricted stock granted during 2021 to Mr. Ross: 300,000 shares at $2.76 per share that vest ratably over the two-year period ending January 6, 2023, subject to Mr. Ross remaining an employee of the Company at that point in time.

(7)	Stock awards include the following restricted stock granted during 2021 to Mr. Heckman: 150,000 shares at $2.76 per share that vest ratably over the two-year period ending January 6, 2023, subject to Mr. Heckman remaining an employee of the Company at that point in time.

(8)	Stock awards include the following restricted stock granted during 2021 to Mr. Han: 50,000 shares at $1.26 per share that vest ratably over the two-year period ending September 20, 2023.

(9)	Mr. Han was appointed Chief Operating Officer on December 13, 2021, thus Mr. Han’s 2021 compensation was set by management prior to his appointment as a named executive officer of the Company.

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All Other Compensation Table

Name	Year	401(k) Plan contribution by Company	Company paid healthcare insurance	Flexible & health savings account contributions by Company	Company paid life, accident & disability insurance	Other Contractual payments	Total
Stanton E. Ross	2021	$8,606	$20,556	$1,100	$543	$—	$30,805
Chairman, CEO and President	2020	$7,000	$15,359	$1,100	$522	$—	$23,981

Thomas J. Heckman	2021	$9,138	$12,848	$800	$543	$—	$23,329
CFO, Treasurer and Secretary	2020	$6,984	$9,596	$800	$522	$—	$17,902

Peng Han	2021	$4,885	$—	$—	$543	$—	$5,428
COO	2020	$4,415	$—	$—	$522	$—	$4,937

Compensation Policy. Our executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable us to achieve earnings and profitability growth to satisfy its stockholders. We must, therefore, create incentives for these executives to achieve both our and individual performance objectives using performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

Compensation Components. The main elements of its compensation package consist of base salary, stock options or restricted stock awards and bonus.

Base Salary. The base salary for each executive officer is reviewed and compared to the prior year, with considerations given for increase or decrease. The review is generally on an annual basis but may take place more often in the discretion of the Compensation Committee.

For fiscal year 2020, during January 2020 the Compensation Committee set the annual base salaries of Stanton E. Ross, President and Chief Executive Officer, and Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, at $250,000 and $230,000, respectively. This represented no increase or decrease from the previous year. However, in order to address the COVID-19 global pandemic and its effect on the business, on April 17, 2020, the Compensation Committee determined that the cash portion of the 2020 annual base salaries of Stanton E. Ross, President and Chief Executive Officer, and Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, would be reduced to annual rates of $150,000 each for the balance of 2020 commencing May 1, 2020.

The Compensation Committee also decided that the balance of the annual salaries of Messrs. Ross and Heckman for 2020, which are $69,231 and $55,384, respectively, as of May 1, 2020 will be paid through the issuance of shares of restricted stock under the 2018 Stock Option and Restricted Stock Plan with the Company paying the applicable federal and state taxes on such amounts. The Company issued Messrs. Ross and Heckman 75,250 shares and 60,200 shares, respectively, effective April 17, 2020, based on a closing price of $0.92 per share on such date.

On January 7, 2021, the Compensation Committee restored the annual base salaries of Stanton E. Ross, President and Chief Executive Officer, Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, at $250,000 and $230,000, respectively for 2021.

The Compensation Committee plans to review the base salaries for possible adjustments on an annual basis. Base salary adjustments will be based on both individual and our performances and will include both objective and subjective criteria specific to each executive’s role and responsibility with us.

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Stock Options and Restricted Stock Awards. The Compensation Committee determined stock option and restricted stock awards based on numerous factors, some of which include responsibilities incumbent with the role of each executive with us, tenure with us, as well as our performance. The vesting period of options and restricted stock is also tied, in some instances, to our performance directly related to certain executive’s responsibilities with us. The Compensation Committee determined that Messrs. Ross and Heckman were eligible for awards of stock options or restricted stock in 2021 based on their performance. Refer to the “Grants of Plan-Based Awards” table below for restricted stock awards made in 2021. The Committee also determined that Messrs. Ross, Heckman, and Han would be eligible in 2022 for awards of restricted stock or stock options.

Bonuses. The Compensation Committee determined to award bonuses to each of the executive officers in 2021 and 2020, as set forth in the foregoing table. Refer to the “Summary Compensation Table” above for the bonuses paid to Messrs. Ross and Heckman in 2021 and 2020. In fiscal 2021, Messrs. Ross and Heckman were eligible for bonuses of up to $250,000 and $230,000, respectively. Mr. Ross was awarded his full 2021 bonus of $250,000. The Compensation Committee reviews each executive officer’s performance on a quarterly basis and determines what, if any, portion of the bonus he has earned and will be paid as of such point.

Other. In July 2008, we amended and restated our 401(k) Plan. The amended 401(k) Plan requires us to provide a 100% matching contribution for employees who elect to contribute up to 3% of their compensation to the plan and a 50% matching contribution for employees’ elective deferrals between 4% and 5%. We have made matching contributions for executives who elected to contribute to the 401(k) Plan during 2021. Each participant is 100% vested at all times in employee and employer matching contributions. As of December 31, 2021, a total of 246,479 shares of our Common Stock were held in the 401(k) Plan. Mr. Heckman, as trustee of the 401(k) Plan, holds the voting power as to the shares of our Common Stock held in the 401(k) Plan. We have no profit sharing plan in place for our employees. However, we may consider adding such a plan to provide yet another level of compensation to our compensation plan.

The following table presents information concerning the grants of plan-based awards to the Named Executive Officers during the year ended December 31, 2021:

Grants of Plan-Based Awards

Name	Grant date	Date approved by Compensation Committee	All other stock awards: Number of shares of stock or units: (#) (1) (2)		Exercise or base price of option awards ($/Share)	Grant date fair value of stock awards ($) (3)
Stanton E. Ross Chairman, CEO and President	January 6, 2021	January 6, 2021	300,000	(1)	$2.76	$828,000

Thomas J. Heckman Vice President, CFO, Treasurer and Secretary	January 6, 2021	January 6, 2021	150,000	(1)	$2.76	$414,000

Peng Han COO	September 20, 2021	September 20, 2021	50,000	(2)	$1.26	$63,000

(1)	These restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a two-year period (50% on January 6, 2022 and 50% on January 6, 2023) contingent upon whether the individual is still employed by us at that point.

(2)	These restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a two-year period (50% on September 20, 2022 and 50% on September 20, 2023) contingent upon whether the individual is still employed by us at that point.

(3)	Stock awards noted represent the aggregate amount of grant date fair value as determined under ASC Topic 718. Please refer to Note 13 to the consolidated financial statements that appear in our Annual Report on Form 10-K, filed with the SEC on April 15, 2022, for a further description of the awards and the underlying assumptions utilized to determine the amount of grant date fair value related to such grants.

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Employment Contracts; Termination of Employment and Change-in-Control Arrangements

We do not have any employment agreements with any of our executive officers. However, on December 23, 2008, we entered into retention agreements with the following executive officers: Stanton E. Ross and Thomas J. Heckman. In April 2018 we amended these agreements.

Retention Agreements - Potential Payments upon Termination or Change of Control

The following table sets forth for each named executive officer potential post-employment payments and payments on a change in control and assumes that the triggering event took place on January 1, 2022 and that the amendments to the retention agreements of each person were in effect.

Retention Agreement Compensation

Name	Change in control payment due based upon successful completion of transaction	Severance payment due based on termination after Change of Control occurs	Total
Stanton E. Ross	$125,000	$500,000	$625,000
Thomas J. Heckman	$115,000	$460,000	$575,000
Total	$240,000	$960,000	$1,200,000

The retention agreements guarantee the executive officers’ specific payments and benefits upon a Change in Control of the Company. The retention agreements also provide for specified severance benefits if, after a Change in Control of the Company occurs, the executive officer voluntarily terminates employment for “Good Reason” or is involuntarily terminated without “Cause.”

Under the retention agreements, a “Change in Control” means (i) one party alone, or acting with others, has acquired or gained control over more than 50% of the voting shares of the Company; (ii) the Company merges or consolidates with or into another entity or completes any other corporate reorganization, if more than 50% of the combined voting power of the surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; (iii) a majority of the Board of Directors is replaced and/or dismissed by the stockholders of the Company without the recommendation of or nomination by the Company’s current Board of Directors; (iv) the Company’s Chief Executive Officer (the “CEO”) is replaced and/or dismissed by stockholders without the approval of the Board of Directors; or (v) the Company sells, transfers or otherwise disposes of all or substantially all of the consolidated assets of the Company and the Company does not own stock in the purchaser or purchasers having more than 50% of the voting power of the entity owning all or substantially all of the consolidated assets of the Company after such purchase.

“Good Reason” means either (i) a material adverse change in the executive’s status as an executive or other key employee of the Company, including without limitation, a material adverse change in the executive’s position, authority, or aggregate duties or responsibilities; (ii) any adverse change in the executive’s base salary, target bonus or benefits; or (iii) a request by the Company to materially change the executive’s geographic work location.

“Cause” means (i) the executive has acted in bad faith and to the detriment of the Company; (ii) the executive has refused or failed to act in accordance with any specific lawful and material direction or order of his or her supervisor; (iii) the executive has exhibited, in regard to employment, unfitness or unavailability for service, misconduct, dishonesty, habitual neglect, incompetence, or has committed an act of embezzlement, fraud or theft with respect to the property of the Company; (iv) the executive has abused alcohol or drugs on the job or in a manner that affects the executive’s job performance; and/or (v) the executive has been found guilty of or has plead nolo contendere to the commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. Prior to termination for Cause, the Company shall give the executive written notice of the reason for such potential termination and provide the executive a 30-day period to cure such conduct or act or omission alleged to provide grounds for such termination.

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If any Change in Control occurs and the executive continues to be employed as of the completion of such Change in Control, upon completion of such Change in Control, as payment for the executive’s additional efforts during such Change in Control, the Company shall pay the executive a Change in Control benefit payment equal to three months of the his base salary at the rate in effect immediately prior to the Change in Control completion date, payable in a lump sum net of required tax withholdings. If any Change in Control occurs, and if, during the one-year period following the Change in Control, the Company terminates the executive’s employment without Cause or the executive submits a resignation for Good Reason (the effective date of such termination or resignation, the “Termination Date”), then:

(a) The Company shall pay the executive severance pay equal to 12 months of his base salary at the higher of the rate in effect immediately prior to the Termination Date or the rate in effect immediately prior to the occurrence of the event or events constituting Good Reason, payable on the Termination Date in a lump sum net of required tax withholdings, plus all other amounts then payable by the Company to the executive less any amounts then due and owing from the executive to the Company;

(b) The Company shall provide continuation of the executive’s health benefits at the Company’s expense for 18 months following the Termination Date; and

(c) The executive’s outstanding employee stock options shall fully vest and be exercisable for a 90-day period following the Termination Date.

The executive is not entitled to the above severance benefits for a termination based on death or disability, resignation without Good Reason or termination for Cause. Following the Termination Date, the Company shall also pay the executive all reimbursements for expenses in accordance with the Company’s policies, within ten days of submission of appropriate evidence thereof by the executive.

The following table presents information concerning the outstanding equity awards for the Named Executive Officers as of December 31, 2021:

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (1)	Market value of shares or units of stock that have not vested (2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or Payout value of unearned shares, units or other rights that have not vested
Stanton E. Ross Chairman, CEO and President	15,000	—	—	$4.80	January 13, 2022	425,000	$454,750	—	$—

Thomas J. Heckman CFO, Treasurer and Secretary	—	—	—	—	—	225,000	$240,750	—	$—

Peng Han COO	—	—	—	—	—	55,000	$58,850	—	$—

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(1)	These stock option and restricted stock awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over the prescribed period contingent upon whether the individual is still employed by the Company at that point.

(2)	Market value based upon the closing market price of $1.07 on December 31, 2021.

The following table presents information concerning the stock options exercised and the vesting of restricted stock awards during 2021 for the Named Executive Officers for the year ended December 31, 2021:

	Option Exercises and Restricted Stock Vested
	Option Awards		Stock Awards
	Number of Shares acquired realized on exercise (#)	Value realized on exercise ($)	Number of Shares acquired on vesting (#)	Value on vesting ($)
Stanton E. Ross Chairman, CEO and President	—	$—	125,000	$328,750	(1)

Thomas J. Heckman CFO, Treasurer and Secretary	—	$—	75,000	$197,250	(1)

Peng Han COO	6,625	$28,520	5,000	$13,150	(1)

(1)	Based on the closing market price of our Common Stock of $2.63 on January 4, 2021, the date of vesting for 125,000 shares of Common Stock for Mr. Ross, 75,000 shares of Common Stock for Mr. Heckman, and 5,000 shares of Common Stock for Mr. Han.

The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans (defined below under “Information Regarding Plans and Other Arrangements Not Subject to Security Holder Action”) is in the discretion of the administrator and therefore cannot be determined in advance. The Board of Directors’ policy in 2021 was to grant officers an award of 300,000 restricted shares of Common Stock to our CEO/President and 150,000 restricted shares of Common Stock to our CFO/Treasurer and each non-employee director an award of options to purchase 100,000 shares of Common Stock, all subject to vesting requirements.

The following table sets forth (a) the aggregate number of shares of Common Stock subject to options granted under the Plans during the year ended December 31, 2021 and (b) the average per share exercise price of such options.

Stock Option and Restricted Stock Grants

Name of Individual or Group	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price
Stanton E. Ross, Chairman of the Board of Directors, CEO & President	300,000	—	$—
Leroy C. Richie, Director	—	100,000	$1.67
Daniel F. Hutchins, Director	—	100,000	$1.67
Michael J. Caulfield, Director	—	100,000	$1.67
Thomas J. Heckman, Vice President, CFO, Treasurer & Secretary	150,000	—	$—
Peng Han	50,000	—	$—

All executive officers, as a group	500,000	—	$—
All directors who are not executive officers, as a group	—	300,000	$1.67
All employees who are not executive officers, as a group	406,000	—	$—

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INFORMATION REGARDING PLANS AND OTHER ARRANGEMENTS NOT SUBJECT TO SECURITY HOLDER ACTION

Stock Option Plans

Securities Authorized for Issuance under Equity Compensation Plans

Our Board of Directors adopted the 2005 Stock Option and Restricted Stock Plan (the “2005 Plan”) on September 1, 2005. The 2005 Plan authorized us to reserve 312,500 shares of our Common Stock for issuance upon exercise of options and grant of restricted stock awards. The 2005 Plan terminated in 2015 with 22,053 shares of Common Stock reserved for awards that are now unavailable for issuance. Stock options granted under the 2005 Plan that remain unexercised and outstanding as of December 31, 2021 total 5,689.

On January 17, 2006, our Board adopted the 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”). The 2006 Plan authorizes us to reserve 187,500 shares of Common Stock for future grants under it. The 2006 Plan terminated in 2016 with 39,974 shares of Common Stock reserved for awards that are now unavailable for issuance. Stock options granted under the 2006 Plan that remain unexercised and outstanding as of December 31, 2021 total 25,625.

On January 24, 2007, our Board adopted the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”). The 2007 Plan authorizes us to reserve 187,500 shares of Common Stock for future grants under it. The 2007 Plan terminated in 2017 with 94,651 shares of Common Stock reserved for awards that are now unavailable for issuance. There are no stock options granted under the 2007 Plan that remain unexercised and outstanding as of December 31, 2021.

On January 2, 2008, our Board adopted the 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”). The 2008 Plan authorizes us to reserve 125,000 shares of Common Stock for future grants under it. The 2008 Plan terminated in 2018 with 40,499 shares of Common Stock reserved for awards that are now unavailable for issuance. There are no stock options granted under the 2008 Plan that remain unexercised and outstanding as of December 31, 2021.

On March 18, 2011, our Board adopted the 2011 Stock Option and Restricted Stock Plan (the “2011 Plan”). The 2011 Plan authorizes us to reserve 62,500 shares of Common Stock for future grants under it. The 2011 Plan terminated in 2021 with 726 shares of Common Stock reserved for awards that are now unavailable for issuance. Stock options granted under the 2011 Plan that remain unexercised and outstanding as of December 31, 2021 total 9,750.

On March 22, 2013, our Board adopted the 2013 Stock Option and Restricted Stock Plan (the “2013 Plan”). The 2013 Plan was amended on March 28, 2014 and November 14, 2014 to increase the number of shares of Common Stock authorized and reserved for issuance under the 2013 Plan to a total of 300,000. At December 31, 2021, there were 100 shares of Common Stock reserved for awards available for issuance under the 2013 Plan. Stock options granted under the 2013 Plan that remain unexercised and outstanding as of December 31, 2021 total 20,000.

On March 27, 2015, our Board of Directors adopted the 2015 Stock Option and Restricted Stock Plan (the “2015 Plan”). The 2015 Plan was amended on February 25, 2016 and May 31, 2017 to increase the number of shares of Common Stock authorized and reserved for issuance under the 2015 Plan to a total of 1,250,000. At December 31, 2021, there were 3,686 shares of Common Stock reserved for awards available for issuance under the 2015 Plan, as amended. Stock options granted under the 2015 Plan that remain unexercised and outstanding as of December 31, 2021 total 130,000.

On April 12, 2018, our Board of Directors adopted the 2018 Stock Option and Restricted Stock Plan (the “2018 Plan”). The 2018 Plan was amended on May 21, 2019 to increase the number of shares of Common Stock authorized and reserved for issuance under the 2018 Plan to a total of 1,750,000. At December 31, 2021, there were 625,500 shares of Common Stock reserved for awards available for issuance under the 2018 Plan. Stock options granted under the 2018 Plan that remain unexercised and outstanding as of December 31, 2021 total 340,000.

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Our Board of Directors adopted the 2020 Stock Option and Restricted Stock Plan (the “2020 Plan”) on June 30, 2020 and the Company’s stockholders approved the 2020 Plan at the 2020 annual meeting of stockholders held on September 9, 2020. The Company’s stockholders approved an amendment to the 2020 Plan at the 2021 annual meeting of stockholders held on June 22, 2021 which increased the number of shares of Common Stock authorized and reserved for issuance under the 2020 Plan to a total of 2,500,000. At December 31, 2021, there were 915,845 shares of Common Stock reserved for awards available for issuance under the 2020 Plan. Stock options granted under the 2020 Plan that remain unexercised and outstanding as of December 31, 2021 total 555,000.

The 2005 Plan, 2006 Plan, 2007 Plan, 2008 Plan, 2011 Plan, 2013 Plan, 2015 Plan, 2018 Plan, and 2020 Plan are collectively referred to as the “Plans.”

The Plans authorize us to grant (i) to the key employees incentive stock options (except for the 2007 Plan) to purchase shares of Common Stock and non-qualified stock options to purchase shares of Common Stock and restricted stock awards, and (ii) to non-employee directors and consultants’ non-qualified stock options and restricted stock. The Compensation Committee administers the Plans by making recommendations to the Board or determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards.

The Plans allow for the grant of incentive stock options (except for the 2007 Plan), non-qualified stock options and restricted stock awards. Incentive stock options granted under the Plans must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options may have exercise prices as determined by our Compensation Committee.

The Compensation Committee is also authorized to grant restricted stock awards under the Plans. A restricted stock award is a grant of shares of the Common Stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee.

We have filed various registration statements on Form S-8 and amendments to previously filed Form S-8’s with the SEC, which registered a total of 5,675,000 shares of Common Stock issued or to be issued upon exercise of the stock options underlying Plans.

The following table sets forth certain information regarding the Plans as of December 31, 2021:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	1,086,064	$2.37	915,845
Equity compensation plans not approved by stockholders	—	$—	—
Total all plans	1,086,064	$2.37	915,845

We believe that such awards better align the interests of our employees with those of our stockholders. Option awards have been granted with an exercise price equal to the market price of our stock at the date of grant with such option awards generally vesting based on the completion of continuous service and having ten-year contractual terms. Restricted stock awards have also been made under the Plans. A restricted stock award is a grant of shares of the common stock that is subject to restrictions on transferability, risk of forfeiture and other restrictions and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Compensation Committee. These option and restricted stock awards typically provide for accelerated vesting if there is a change in control (as defined in the Plans). We have registered all shares of Common Stock that are issuable under our Plans with the SEC. A total of 915,845 shares remained available for awards under the various Plans as of December 31, 2021.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 14, 2022, information regarding beneficial ownership of our Common Stock, as adjusted to reflect the sale of the securities offered by us in this offering for:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

●	each of our executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are currently exercisable or exercisable within sixty (60) days of October 14, 2022. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

Common Stock subject to securities currently exercisable or exercisable within sixty (60) days of October 14, 2022 are deemed to be outstanding for computing the percentage ownership of the person holding such securities and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Digital Ally, Inc., 14001 Marshall Drive., Lenexa, KS 66215.

	Number of Shares of Common Stock Beneficially Owned (1)		% of Total Voting
	Shares	%	Power
5% or Greater Stockholders:
None	—	—	—
Executive Officers and Directors:
Stanton E. Ross (2)	1,971,290	3.7%	3.7%
Leroy C. Richie (3)	364,218	*	*
Daniel F. Hutchins (4)	366,450	*	*
Michael J. Caulfield (5)	327,855	*	*
Thomas J. Heckman (6)	1,387,144	2.6%	2.6%
Peng Han (7)	175,625	*	*

All executive officers and directors as a group (five individuals)	4,592,582	8.4%	8.4%

* Less than 1%

(1)	Based on 53,903,405 shares of Common Stock issued and outstanding as of October 19, 2022 and, with respect only to the ownership by all executive officers and directors as a group.

(2)	Mr. Ross’s total shares of Common Stock include 500,000 restricted shares that are subject to forfeiture to us.

(3)	Mr. Richie’s total shares of Common Stock include 325,000 shares of Common Stock to be received upon the exercise of vested options.

(4)	Mr. Hutchins’ total shares of Common Stock include 333,750 shares of Common Stock to be received upon the exercise of vested options.

(5)	Mr. Caulfield’s total shares of Common Stock include 325,000 shares of Common Stock to be received upon the exercise of vested options.

(6)	Mr. Heckman’s total shares of Common Stock include (i) 150,000 restricted shares that are subject to forfeiture to us and (ii) 303,837 shares of Common Stock held in the Company’s 401(k) Plan (on June 30, 2022) as to which Mr. Heckman has voting power as trustee of the 401(k) Plan.

(7)	Mr. Han’s total shares of Common Stock include (i) 155,000 restricted shares that are subject to forfeiture to us and (ii) 6,625 shares of Common Stock to be received upon the exercise of vested options.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our Common Stock, to file with the SEC reports of ownership of, and transactions in, our securities and to provide us with copies of those filings.

Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file such reports by such dates during fiscal year ended December 31, 2021. During such fiscal year, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis, with the exception of the reports listed in the table below:

Name	Form	Description
Leroy C. Richie	4	One (1) transaction was not reported on a timely basis (upon the acquisition of stock options that were received as compensation for the reporting person’s service as a member of the Board).
Daniel F. Hutchins	4	One (1) transaction was not reported on a timely basis (upon the acquisition of stock options that were received as compensation for the reporting person’s service as a member of the Board).
Michael Caulfield	4	One (1) transaction was not reported on a timely basis (upon the acquisition of stock options that were received as compensation for the reporting person’s service as a member of the Board).

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TRANSACTIONS WITH RELATED PERSONS

Certain Relationships and Related Person Transactions

We engaged in no reportable transactions with related persons since the year ended December 31, 2020 that involved an amount that exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, other than the following:

During February and April 2020, the Company borrowed a total of $319,000 from Mr. Ross, the Company’s Chairman, CEO & President under an unsecured promissory note bearing interest at 6% through its May 28, 2020 maturity date. The proceeds from the note were used for general corporate purposes. The principal balance and related accrued interest were paid in full during the nine months ended September 30, 2020. Total interest accrued and paid on this note was $5,236.

On October 1, 2020, the Company advanced $250,000 to American Rebel Holdings, Inc. (“AREB”) under a secured promissory note. The CEO, President and Chairman of AREB is the brother of the Company’s CEO, President and Chairman. Such note bears interest at 8% and is secured by all the tangible and intangible assets of the Company that are not currently secured by other indebtedness. The Company also received warrants to purchase 1,250,000 shares of AREB common stock at an exercise price of $0.10 per share with a five-year term. This note had an original maturity date of January 2, 2021; however, additional provisions within the note provided for an extension of the maturity date for fourteen months due to AREB’s failure to raise $300,000 in new debt or equity financing prior to the original maturity date. Upon this extension, the AREB was obligated to make equal monthly payments of principal and interest over the extended period of the note.

On October 21, 2020, the Company advanced $250,000 to AREB under a second secured promissory note. Such note bears interest at 8% and is secured by inventory manufactured and revenue/accounts receivable derived from a specific purchase order. The Company also received warrants to purchase 1,250,000 shares of AREB common stock at an exercise price of $0.10 per share with a five-year term. This note has a maturity date of April 21, 2021, subject to full repayment upon AREB closing on debt or equity financings of at least $600,000, and the receipt of revenue from the sale of inventory sold under the specific purchase order serving as collateral. On March 1, 2021, the Company advanced an additional $117,600 to AREB on terms similar to the previously issued notes.

On April 21, 2021, the parties agreed to the terms of a Debt Settlement Agreement and Mutual Release regarding the following: (a) the secured promissory note dated October 1, 2020; (b) the secured promissory note dated October 21, 2020; and (c) an advance made by the Company on March 1, 2021. The parties arranged for a lump sum payment aggregating $639,956 to liquidate all outstanding debt including accrued interest for the two delinquent notes and the advance which lump-sum payment was made on April 21, 2021. No gain or loss was determined on this transaction.

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OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

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ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS

In order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than (i) one-hundred-and-twenty (120) days before the anniversary date of the Company’s release of the proxy statement to stockholders in connection with its previous year’s annual meeting of stockholders, or (ii) a reasonable time before the Company begins to print and send its proxy materials, in the event that the date of the 2023 annual meeting of stockholders is changed by more than thirty (30) days from the anniversary date of the Annual Meeting.

Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Exchange Act.

In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

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ANNUAL REPORT

This Proxy Statement is accompanied by a copy of our 2021 Annual Report.

BY ORDER OF THE BOARD OF DIRECTORS

October 28, 2022	Chairman of the Board, Chief Executive
Lenexa, Kansas	Officer and President

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Appendix A

Digital Ally, Inc.

2022 Stock Option and Restricted Stock Plan

1. Purposes.

(a) Background. This 2022 Stock Option and Restricted Stock Plan was adopted on October 12, 2022 by the Board of Directors, subject to the approval of the Company’s stockholders. Options granted under the Plan prior to the stockholders’ approval will be effective upon approval of the stockholders as of their respective dates of grant.

(b) Eligible Award Recipients. The persons eligible to receive Awards are the Employees and Directors of the Company and its Affiliates.

(c) Available Awards. The purpose of the Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following: (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) rights to acquire restricted stock, and (iv) stock appreciation rights.

(d) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. Definitions.

(a) “Affiliate” means any entity that controls, is controlled by, or is under common control with the Company.

(b) “Award” means any right granted under the Plan, including an Option, a right to acquire restricted Common Stock, and a stock appreciation right.

(c) “Award Agreement” means a written agreement between the Company and a holder of an Award (other than an Option) evidencing the terms and conditions of an individual Award grant.

(d) “Board” means the board of directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

(f) “Committee” means a pre-existing or newly formed committee of members of the Board appointed by the Board in accordance with subsection 3(c).

(g) “Common Stock” means the shares of the Company’s common stock par value $0.001 and other rights with respect to such shares.

(h) “Company” means Digital Ally, Inc., a Nevada corporation.

(i) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director is not interrupted or terminated. Unless otherwise provided in an Award Agreement or Option Agreement, as applicable, the Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service to the Company or an Affiliate as an Employee or Director. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence, including sick leave, military leave or any other personal leave.

(j) “Covered Employee” means the Company’s chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

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(k) “Director” means a member of the Board of the Company.

(l) “Disability” means the Participant’s inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively the duties and obligations to the Company and its Affiliates performed by such person immediately prior to such disability for a period of at least six (6) months, as determined in the good faith judgment of the Board.

(m) “Dollars” or “$” means United States dollars.

(n) “Employee” means any person employed by the Company or an Affiliate. Service as a Director or payment of a director’s fee by the Company or an Affiliate alone shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq Global Market, the Nasdaq Capital Market or the Nasdaq OTC Bulletin Board, the Fair Market Value of the Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock if such stock is traded on more than one such exchange or market) on the last market trading day prior to the day of determination, as reported by such exchange or market or such other source as the Board reasonably deems reliable.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(q) “Incentive Stock Option” means an option designated as an incentive stock option in an Option Agreement and that is granted in accordance with the requirements of, and that conforms to the applicable provisions of, Section 422 of the Code.

(r) “Independent Director” means (i) a Director who satisfies the definition of Independent Director or similar definition under the applicable stock exchange or Nasdaq rules and regulations upon which the Common Stock is traded from time to time and (ii) a Director who either (A) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (B) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(s) “Nonqualified Stock Option” means an option that is not designated in an Option Agreement as an Incentive Stock Option or was not granted in accordance with the requirements of, and does not conform to the applicable provisions of, Section 422 of the Code.

(t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(u) “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(v) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.

(w) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

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(x) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(y) “Plan” means this Digital Ally, Inc. 2022 Stock Option and Restricted Stock Plan.

(z) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent corporation or any subsidiary corporation, both as defined in Section 424 of the Code.

3. Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). The Board may, at any time and for any reason in its sole discretion, rescind some or all of such delegation.

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to an Award; and the number of shares of Common Stock with respect to which an Award shall be granted to each such person.

(ii) To construe and interpret the Plan, Awards granted under it, Option Agreements and Award Agreements, and to establish, amend and revoke rules and regulations for their administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement or Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan, an Award, an Award Agreement or an Option Agreement as provided in Section 12, provided that, the Board shall not amend the Fair Market Value of an Award or extend the term of an Option or Award without obtaining the approval of the stockholders if required by the rules of any stock exchange upon which the Common Stock is listed.

(iv) To reprice any Options granted under the Plan by lowering the exercise price of an Option after it is granted, canceling an Option at a time when its exercise price exceeds the Fair Market Value of the stock underlying the Option, in exchange for another Option or Award, as well as any other action that is treated as a repricing under generally accepted accounting principles.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c) Delegation to Committee.

(i) General. The Board may delegate administration of the Plan and its powers and duties thereunder to a Committee or Committees, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. Upon such delegation, the Committee shall have the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be deemed to include the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except respecting matters under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, or any rules or regulations issued thereunder, which are required to be determined in the sole discretion of the Committee.

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(ii) Committee Composition. A Committee shall consist solely of two (2) or more Independent Directors. Within the scope of its authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who are not Independent Directors or to the Company’s Chief Executive Officer the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s Decision; No Liability. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons. No member of the Board or the Committee or any person to whom duties hereunder have been delegated shall be liable for any action, interpretation or determination made in good faith, and such persons shall be entitled to full indemnification and reimbursement consistent with applicable law and in the manner provided in the Company’s Articles of Incorporation and Bylaws, as the same may be amended from time to time, or as otherwise provided in any agreement between any such member and the Company.

4. Stock Subject to the Plan.

(a) Stock Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate two million five hundred thousand (2,500,000) shares of Common Stock.

(b) Reversion of Stock to the Stock Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan.

(c) Source of Stock. The Common Stock subject to the Plan may be unissued stock or reacquired stock, bought on the market or otherwise.

5. Eligibility.

(a) Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Directors.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6. Option Provisions.

Each Option Agreement shall be subject to the terms and conditions of this Plan. Each Option and Option Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for the shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical.

(a) Provisions Applicable to All Options.

(i) Consideration. The purchase price of the shares of Common Stock acquired pursuant to an Option shall be paid as follows: (a) in cash or by certified or official bank check, payable to the order of the Company, in the amount (the “Purchase Price”) equal to the exercise price of the Option multiplied by the number of shares plus payment of all taxes applicable upon such exercise; (b) with shares owned by the Optionholder having a Fair Market Value at the time the Option is exercised equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (c) by surrendering to the Company the right to acquire a number of shares having an aggregate value such that the amount by which the Fair Market Value of such shares exceeds the aggregate exercise price is equal to the Purchase Price plus payment in cash of all taxes applicable upon such exercise, with the prior approval of the Board; (d) any combination of the foregoing; or (e) a manner acceptable to the Board.

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(ii) Vesting Generally. An Option may (A) vest, and therefore become exercisable, in periodic installments that may, but need not, be equal, or (B) be fully vested at the time of grant. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions, if any, of individual Options may vary. The provisions of this subsection 6(a)(ii) are subject to any Option Agreement provisions governing the minimum number of Common Stock as to which an Option may be exercised.

(iii) Termination of Continuous Service. Unless otherwise provided in the Option Agreement, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death, Disability, retirement or as a result of a Change of Control), all Options held by the Optionholder shall immediately terminate; provided, however, that an Option Agreement may provide that if an Optionholder’s Continuous Service is terminated for reasons other than for cause, all vested Options held by such person shall continue to be exercisable until the earlier of the expiration date of such Option or ninety (90) days after the date of such termination. All such vested Options not exercised within the period described in the preceding sentence shall terminate.

(iv) Disability or Death of Optionholder. Unless otherwise provided in the Option Agreement, in the event of an Optionholder’s Disability or death, all unvested Options shall immediately terminate, and all vested Options held by such person shall continue to be exercisable for twelve months after the date of such Disability or death. All such vested Options not exercised within such twelve-month period shall terminate.

(v) Retirement. Unless otherwise provided in the Option Agreement, in the event of the Optionholder’s retirement, all unvested Options shall automatically vest on the date of such retirement and all Options shall be exercisable for the earlier of twelve (12) months after such retirement date or the expiration date of such Options. All such Options not exercised within the period described in the preceding sentence shall terminate.

(b) Provisions Applicable to Incentive Stock Options.

(i) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Further, no grant of an Incentive Stock Option shall be made under this Plan more than ten (10) years after the date the Plan is approved by the stockholders of the Company.

(ii) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(iii) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(iv) Incentive Stock Option $100,000 Limitation. Notwithstanding any other provision of the Plan or an Option Agreement, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Optionholder in any calendar year, under the Plan or any other option plan of the Company or its Affiliates, shall not exceed One Hundred Thousand Dollars ($100,000). For this purpose, the Fair Market Value of the Common Stock shall be determined as of the time an Option is granted. The Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

(c) Provisions Applicable to Nonqualified Stock Options.

(i) Exercise Price of a Nonqualified Stock Option. The exercise price of each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

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(ii) Transferability of a Nonqualified Stock Option. A Nonqualified Stock Option shall be transferable, if at all, to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonqualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

7. Provisions of Awards Other than Options.

(a) Restricted Stock Awards. Each restricted stock Award agreement shall be in such form and shall contain such restrictions, terms and conditions, if any, as the Board shall deem appropriate and shall be subject to the terms and conditions of this Plan. The terms and conditions of restricted stock Award Agreements may change from time to time, and the terms and conditions of separate restricted stock Award Agreements need not be identical, but each restricted stock Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A restricted stock Award may be awarded in consideration for past services actually rendered, or for future services to be rendered, to the Company or an Affiliate for its benefit.

(ii) Vesting. Common Stock awarded under the restricted stock Award Agreement may (A) be subject to a vesting schedule to be determined by the Board or (B) be fully vested at the time of grant.

(iii) Termination of Participant’s Continuous Service. Unless otherwise provided in the restricted stock Award Agreement, in the event a Participant’s Continuous Service terminates prior to a vesting date set forth in the restricted stock Award Agreement, any unvested restricted stock Award shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company, and neither the Participant nor his or her heirs, executors, administrators or successors shall have any right or interest in the restricted stock Award. Notwithstanding the foregoing, unless otherwise provided in the restricted stock Award agreement, in the event a Participant’s Continuous Service terminates as a result of (A) being terminated by the Company for reasons other than for cause, (B) death, (C) Disability, (D) retirement, or (E) a Change of Control (subject to the provisions of Section 11(c) hereof), then any unvested restricted stock Award shall vest immediately upon such date.

(iv) Transferability. Rights to acquire Common Stock under the restricted stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock Award Agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock Award Agreement remain subject to the terms of the restricted stock Award Agreement.

(b) Grant of Stock Appreciation Rights. Stock appreciation rights to receive in shares of Common Stock the excess of the Fair Market Value of Common Stock on the date the rights are surrendered over the Fair Market Value of Common Stock on the date of grant may be granted to any Employee or Director selected by the Board. A stock appreciation right may be granted (i) in connection and simultaneously with the grant of another Award, (ii) with respect to a previously granted Award, or (iii) independent of another Award. A stock appreciation right shall be subject to such terms and conditions not inconsistent with this Plan as the Board shall impose and shall be evidenced by a written stock appreciation right agreement, which shall be executed by the Participant and an authorized officer of the Company. The Board, in its discretion, may determine whether a stock appreciation right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and stock appreciation right agreements evidencing stock appreciation rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. The Board may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a stock appreciation right that the Participant surrender for cancellation some or all of the Awards previously granted to such person under this Plan or otherwise. A stock appreciation right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Award, may contain such other terms as the Board deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Award.

8. Availability of Stock.

Subject to the restrictions set forth in Section 4(a), during the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

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9. Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

10. Miscellaneous.

(a) Exercise of Awards. Awards shall be exercisable at such times, or upon the occurrence of such event or events as the Board shall determine at or subsequent to grant. Awards may be exercised in whole or in part. Common Stock purchased upon the exercise of an Award shall be paid for in full at the time of such purchase.

(b) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

(c) Stockholder Rights.

(i) Options. Unless otherwise provided in and upon the terms and conditions in the Option Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to an Option unless and until such Participant has satisfied all requirements for exercise of, and has exercised, the Option pursuant to its terms.

(ii) Restricted Stock. Unless otherwise provided in and upon the terms and conditions in the restricted stock Award Agreement, a Participant shall have the right to receive all dividends and other distributions paid or made respecting such restricted stock, provided, however, no unvested restricted stock shall have any voting rights of a stockholder respecting such unvested restricted stock unless and until such unvested restricted stock become vested.

(d) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted, or any other capacity, or shall affect the right of the Company or an Affiliate to terminate with or without notice and with or without cause (i) the employment of an Employee or an Affiliate or (ii) the service of a Director of the Company or an Affiliate.

(e) Withholding Obligations. If the Company has or will have a legal obligation to withhold the taxes related to the grant, vesting or exercise of the Award, such Award may not be granted, vested or exercised in whole or in part, unless such tax obligation is first satisfied in a manner satisfactory to the Company. To the extent provided by the terms of an Award Agreement or Option Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment in Dollars; (ii) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered Common Stock.

(f) Listing and Qualification of Stock. This Plan and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver Common Stock under such Awards, shall be subject to all applicable United States federal and state laws, rules and regulations, and any other laws applicable to the Company, and to such approvals by any government or regulatory agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Award until completion of any stock exchange listing, or the receipt of any required approval from any stock exchange or other qualification of such Common Stock under any United States federal or state law rule or regulation as the Company may consider appropriate, and may require any individual to whom an Award is granted, such individual’s beneficiary or legal representative, as applicable, to make such representations and furnish such information as the Board may consider necessary, desirable or advisable in connection with the issuance or delivery of the Common Stock in compliance with applicable laws, rules and regulations.

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(g) Non-Uniform Determinations. The Board’s determinations under this Plan (including, without limitation, determinations of the persons to receive Awards, the form, term, provisions, amount and timing of the grant of such Awards and of the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under this Plan, whether or not such persons are similarly situated.

11. Adjustments Upon Changes in Stock.

(a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of stock, exchange of stock, change in corporate structure or other transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Awards will be appropriately adjusted in the class(es) and number of securities and price per stock of Common Stock subject to such outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

(c) Asset Sale, Merger, Consolidation or Reverse Merger. In the event of a Change of Control (as defined below), any unvested Awards shall vest immediately prior to the closing of the Change of Control, and the Board shall have the power and discretion to provide for the Participant’s election alternatives regarding the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder, provided, however, such alternatives shall not affect the then current exercise provisions without such Participant’s consent. The Board may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Board may be made generally with respect to all Participants or may be made on a case-by-case basis with respect to particular Participants. For the purpose of this Plan, a “Change of Control” shall have occurred in the event one or more persons acting individually or as a group (i) acquires sufficient additional stock to constitute more than fifty percent (50%) of (A) the total Fair Market Value of all Common Stock issued and outstanding or (B) the total voting power of all shares of capital stock authorized to vote for the election of directors; (ii) acquires, in a twelve (12) month period, thirty-five percent (35%) or more of the voting power of all shares of capital stock authorized to vote for the election of directors, or alternatively a majority of the members of the board is replaced during any twelve (12) month period by directors whose appointment was not endorsed by a majority of the members of the board; or (iii) acquires, during a twelve (12) month period, more than forty percent (40%) of the total gross fair market value of all of the Company’s assets. Notwithstanding the foregoing, the provisions of this Section 11(c) shall not apply to (i) any transaction involving any stockholder that individually or as a group owns more than fifty percent (50%) of the outstanding Common Stock on the date this Plan is approved by the Company’s stockholders, until such time as such stockholder first owns less than forty percent (40%) of the total outstanding Common Stock, or (ii) any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company’s capital stock.

12. Amendment of the Plan and Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any applicable Nasdaq or securities exchange listing requirements.

(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

56

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless the Participant consents in writing.

(e) Amendment of Awards. Subject to Section 3(b)(iii), the Board at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the applicable Participant consents in writing.

13. Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the Participant.

(c) Savings Clause. This Plan is intended to comply in all aspects with applicable laws and regulations. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws so as to foster the intent of this Plan.

14. Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Award shall be exercised (or, in the case of a restricted stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. Choice of Law.

The law of the state of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

(The Plan was adopted by the Board of Directors on October 12, 2022).

57

Appendix B

Additional Common Stock Authorization

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Digital Ally, Inc. Entity or Nevada Business Identification Number (NVID): E24040872022-8
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☒ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☒ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 1/1/2019

58

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)

Date: ______ Time: ______

(must not be later than 90 days after the certificate is filed)

5. Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

- ☐ The entity name has been amended.
- ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
- ☐ The purpose of the entity has been amended.
- ☒ The authorized shares have been amended.
- ☐ The directors, managers or general partners have been amended.
- ☐ IRS tax language has been added.
- ☐ Articles have been added.
- ☐ Articles have been deleted.
- ☐ Other.

The articles have been amended as follows: (provide article numbers, if available)

Article XI is amended and restated as set forth on Exhibit A.

(attach additional page(s) if necessary)

6. Signature: (Required)

X ______________________ ______________________
Signature of Officer or Authorized Signer Title

X ______________________ ______________________
Signature of Officer or Authorized Signer Title

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

59

EXHIBIT A

Additional Articles of Incorporation

of Digital Ally, Inc.

ARTICLE XI

Authorized Shares: The aggregate number of shares of capital stock that the corporation will have authority to issue is two hundred ten million (210,000,000) shares, of which two hundred million (200,000,000) shares shall be designated common stock, par value $0.001 per share (the "Common Stock") and ten million (10,000,000) shall be designated preferred stock, par value $0.001 per share (the "Preferred Stock"). The holders of the Common Stock shall have one (1) vote per share on each matter submitted to a vote of stockholders. Each share of Common Stock shall be entitled to the same dividend and liquidation rights. The capital stock of this corporation, after the amount of the subscription price has been paid, shall never be assessable, or assessed to pay debts of this corporation. The Preferred Stock shall be blank check preferred stock.

The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations, or restrictions thereof, including, but not limited to, the fixing or alteration of the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock, or any of them; and to increase or decrease the number of shares of any series subsequent to the issue of the shares of that series, but not below the number of shares of that series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolution originally fixing the number of shares of that series.

60

Appendix C

Reverse Stock Split

61

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ____ Time: ____ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☒ Other. The articles have been amended as follows: (provide article numbers, if available) Article XI is amended and restated as set forth on Exhibit A. (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer ____ Title X ____________________ Signature of Officer or Authorized Signer ____ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 1/1/2019

62

EXHIBIT A

Additional Articles of Incorporation

of Digital Ally, Inc.

ARTICLE XI

The amount of total authorized capital stock of the corporation is [•] Hundred Ten Million ([•]10,000,000) shares of common stock, par value $0.001 per share.

Upon the effectiveness of the Certificate of Amendment to the Articles of Incorporation (the “Effective Time”), each [•] shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”), will automatically and without any action on the part of the respective holders thereof be combined, reclassified and changed into one (1) share of Common Stock, par value $0.001 per share, of the Corporation (the “New Common Stock”). To the extent any holders of Old Common Stock are entitled to fractional shares of New Common Stock, the Corporation shall issue an additional share to all holders of fractional shares of New Common Stock. The combination and conversion of the Old Common Stock shall be referred to as the “Reverse Stock Split.”

The Corporation shall not be obligated to issue certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Stock Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Stock Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, subject to any adjustment for fractional shares of New Common Stock to which such holder may be entitled as set forth above.”

63

PROXY

DIGITAL ALLY, INC.

Admission Ticket
Bring this ticket with you for admission to the 2022 Annual Meeting

Digital Ally, Inc.
2022 Annual Meeting of Stockholders
December 7, 2022 at 11:15 a.m. ET
14001 Marshall Drive
Lenexa, Kansas 66215

Your vote is important

DIGITAL ALLY, INC.

The undersigned hereby appoints Thomas J. Heckman as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Digital Ally, Inc. held of record by the undersigned on October 19, 2022, at the 2022 Annual Meeting of Stockholders to be held at the corporate facility located at 14001 Marshall Drive, Lenexa, Kansas 66215, on Wednesday, December 7, 2022 at 11:15 a.m., ET, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Annual Meeting.

(Continued and to be marked, dated and signed on other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Proxy Statement and our 2021 Annual Report are available at: https://www.viewproxy.com/dgly/2022

Please mark your votes like this ☒

The Board of Directors recommends that you vote as follows: "FOR" the election of the four nominees to the Board of Directors; "FOR" Proposals 2, 3, 4, 5, and 6.

Proposal 1. Election of Directors of the Company:

NOMINEES:	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
(1) Stanton E. Ross			☐
(2) Leroy C. Richie			☐
(3) Daniel F. Hutchins			☐
(4) Michael J. Caulfield			☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and mark the box for each nominee you wish to withhold.

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

CONTROL NUMBER

→

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Note: In his discretion, the proxy is authorized to vote upon such other business that may properly come before the 2022 Annual Meeting.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date ______________________

Signature ______________________

Signature (Joint Owners) ______________________

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

→

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to
https://www.fcrvote.com/DGLY

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.